   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 13, 1995


                                                               FILE NO. 33-84942
                                                                        811-8808
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


        REGISTRATION STATEMENT UNDER
           THE SECURITIES ACT OF 1933                             /X/

           Pre-Effective Amendment No. 2                          /X/
           Post-Effective Amendment No.                           / /
                                     and
        REGISTRATION STATEMENT UNDER
           THE INVESTMENT COMPANY ACT OF 1940                     /X/
           Amendment No. 2                                        /X/


                                  THE EXPLORER
                              INSTITUTIONAL TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)

              One Parkview Plaza, Oakbrook Terrace, Illinois 60181
                    (Address of Principal Executive Offices)

                                 (708) 684-6000
                        (Registrant's Telephone Number)

                              Dennis J. McDonnell
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                    (Name and Address of Agent for Service)

                                   Copies to:

            Wayne W. Whalen, Esq.                         Louis A. Goodman, Esq.
            Thomas A. Hale, Esq.                   Skadden, Arps, Slate, Meagher & Flom
    Skadden, Arps, Slate, Meagher & Flom                     One Beacon Street
            333 West Wacker Drive                       Boston, Massachusetts 02108
           Chicago, Illinois 60606                            (617) 573-4800
               (312) 407-0700

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


                       DECLARATION PURSUANT TO RULE 24F-2


     REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES AND WILL FILE A RULE 24F-2 NOTICE WITH THE COMMISSION FOR ITS FISCAL YEAR ENDING DECEMBER 31, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        THE EXPLORER INSTITUTIONAL TRUST

                             CROSS REFERENCE SHEET

                 (AS REQUIRED BY ITEM 501(B) OF REGULATION S-K)


          ITEM NUMBER OF                                LOCATION OR CAPTION
            FORM N-1A                                      IN PROSPECTUS
----------------------------------  -----------------------------------------------------------
PART A INFORMATION REQUIRED IN A PROSPECTUS
Item 1.    Cover Page.............  Cover Page
Item 2.    Synopsis...............  SUMMARY OF FUND EXPENSES
Item 3.    Condensed Financial
             Information..........  Not Applicable
Item 4.    General Description of
             Registrant...........  THE FUNDS' INVESTMENT OBJECTIVES; HOW THE FUNDS SEEK THEIR
                                    INVESTMENT OBJECTIVES
Item 5.    Management of the
             Fund.................  HOW THE FUNDS ARE MANAGED
Item 6.    Capital Stock and Other
             Securities...........  ORGANIZATION; DISTRIBUTIONS AND TAXES
Item 7.    Purchase of Securities
             Being Offered........  HOW TO BUY SHARES; HOW THE FUNDS VALUE THEIR SHARES
Item 8.    Redemption or
             Repurchase...........  HOW TO SELL SHARES; HOW THE FUNDS VALUE THEIR SHARES
Item 9.    Pending Legal
             Proceedings..........  Not Applicable

                                                        LOCATION OR CAPTION
          ITEM NUMBER OF                                  IN STATEMENT OF
            FORM N-1A                                 ADDITIONAL INFORMATION
----------------------------------  -----------------------------------------------------------
PART B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 10.   Cover Page.............  Cover Page
Item 11.   Table of Contents......  Table of Contents
Item 12.   General Information
             and History..........  The Funds and the Trust
Item 13.   Investment Objectives
             and Policies.........  Investment Policies and Restrictions; Income Securities
Item 14.   Management of the
             Fund.................  Officers and Trustees
Item 15.   Control Persons and
             Principal Holders of
             Securities...........  The Funds and the Trust; Officers and Trustees
Item 16.   Investment Advisory and
             Other Services.......  Contained in Prospectus under captions: HOW THE FUNDS ARE
                                    MANAGED; Legal Counsel; Investment Advisory and Other
                                    Services; Officers and Trustees; The Distributor; Notes to
                                    Financial Statements
Item 17.   Brokerage Allocation...  Portfolio Transactions and Brokerage Allocation
Item 18.   Capital Stock and
             Other Securities.....  The Funds and the Trust
Item 19.   Purchase, Redemption
             and Pricing of
             Securities Being
             Offered..............  Contained in Prospectus under captions: HOW TO BUY SHARES;
                                    HOW TO SELL SHARES; HOW THE FUNDS VALUE THEIR SHARES
Item 20.   Tax Status.............  Taxation; How to Buy Shares; Contained in Prospectus under captions: INVESTMENTS BY TAX-SHELTERED; RETIREMENT PLANS;
                                    HOW TO BUY SHARES
Item 21.   Underwriters...........  The Distributor; Notes to Financial Statements
Item 22.   Calculations of
             Performance Data.....  Contained in Prospectus under caption: FUND PERFORMANCE;
                                    Performance Information
Item 23.   Financial Statements...  Independent Auditors' Report; Statement of Assets and
                                    Liabilities; Notes to Financial Statements; Officers and
                                    Trustees

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. AN AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME SUCH AMENDMENT TO THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                SUBJECT TO COMPLETION -- DATED NOVEMBER 13, 1995


                        THE EXPLORER
                        INSTITUTIONAL
                        FUNDS(SM)

       - Enhanced Benchmark Fund

       - Enhanced Limited Duration Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

One Parkview Plaza
Oakbrook Terrace, Illinois 60181


November   , 1995

The Explorer Institutional Trust (the "Trust") is a professionally managed no-load, open-end management investment company consisting of two separate investment portfolios ("Funds" or "Explorer Institutional Funds(SM)"), each with its own investment objective and policies.

The Trust is primarily designed to provide pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, corporations and high net worth individuals with access to the professional investment management services offered by Van Kampen American Capital Management, Inc. (the "Adviser"), the investment adviser to the Funds. The two Explorer Institutional Funds(SM) are The Explorer Institutional Enhanced Benchmark Fund ("Enhanced Benchmark Fund") and The Explorer Institutional Enhanced Limited Duration Fund ("Enhanced Limited Duration Fund").


In managing the Funds, the Adviser seeks to enhance total return as compared to an unmanaged portfolio of income securities by identifying value and opportunity through extensive market and credit research, identifying and taking advantage of market inefficiencies and, within a well defined portfolio duration range for each respective Fund, adjusting duration from time to time based on the Adviser's view of market conditions.



SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY OR INSTRUMENTALITY NOR ARE THEY DEPOSITS IN OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. Additional information about the Trust and the Funds is contained in a Statement of Additional Information dated November
  , 1995, which has been filed with the Securities and Exchange Commission, a copy of which may be obtained without charge by calling: 1-800-996-2588.


This Prospectus, which incorporates by reference the entire Statement of Additional Information, concisely sets forth certain information about the Trust and the Funds that a prospective shareholder should know before investing. Shareholders should read this Prospectus carefully and retain it for future reference.

SUMMARY OF FUND EXPENSES


Shareholder Transaction Expenses


Maximum sales load imposed on purchases....................    None
Maximum sales load imposed on reinvested dividends.........    None
Deferred sales load........................................    None
Redemption fees............................................    None
Exchange fees..............................................    None

Annual Fund Operating Expenses
(as a percentage of average daily net assets)

As of the date of this Prospectus, neither of the Funds had commenced investment operations. Accordingly, the following information represents estimates of expenses expected for the Funds' first year of operations.

                                    ENHANCED         ENHANCED
                                    BENCHMARK    LIMITED DURATION
                                      FUND             FUND
                                    ---------    ----------------
Management Fees(1)...............      .30          .30
Other expenses(2)................      .10          .10
Total(2).........................      .40          .40

Example

A $1,000 investment would have the following transaction costs and operating expenses assuming a 5% annual return. This example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.

                                                  ONE     THREE
                                                  YEAR    YEARS
                                                  ----    -----
Enhanced Benchmark Fund........................    $4      $13
Enhanced Limited Duration Fund.................    $4      $13


Expenses are one of several factors to consider when you invest in a Fund. The expense summary format above is used by all mutual funds and is provided here to help you make your investment decision.


---------------


(1) Reduced as to each Fund to 0.25% with respect to net assets over one billion dollars. See "How the Funds are Managed."


(2) The Adviser has agreed to waive fees or reimburse certain expenses of the Funds such that management fees and certain other expenses for each Fund do not exceed 0.40% per annum. See "How the Funds are Managed." Estimated total expenses for the first year of operations of each Fund, before giving effect to such agreement, are .70%.

THE FUNDS' INVESTMENT OBJECTIVES

  The Trust is primarily designed to provide pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, corporations and high net worth individuals with access to the professional investment management services offered by Van Kampen American Capital Management, Inc., the investment adviser to the Funds. The Trust currently consists of two separate Funds, each of which is registered as a diversified investment company. Additional Funds may be added in the future.


  Each Fund has its own investment objective. The investment objective of the Enhanced Benchmark Fund is to provide an enhanced level of total return as compared to investment in an unmanaged portfolio consisting primarily of investment grade intermediate-and long-term income securities of U.S. issuers. The investment objective of the Enhanced Limited Duration Fund is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade short- and intermediate-term income securities of U.S. issuers, consistent with preservation of capital. These objectives are fundamental and cannot be changed without shareholder approval. There are market risks inherent in all securities investments and there can be no assurance that the Funds will achieve their objectives.


HOW THE FUNDS SEEK THEIR INVESTMENT OBJECTIVES


  Each Fund will seek to achieve its investment objective by investing substantially all of its total assets in a professionally managed, diversified portfolio of income securities. For a discussion of the various types of income securities in which the Funds may invest, see "Income Securities" below. The Funds differ primarily in the length of their portfolio duration. For a discussion of the concept of duration, see "Duration" below. The Funds will not invest in income securities rated at the time of investment below investment grade. Investment grade rated securities are securities rated in one of the four highest rating categories by at least one nationally recognized rating organization, such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). For a description of S&P and Moody's ratings, see the Statement of Additional Information. Each Fund will invest at least 75% of its assets in securities rated AA/Aa or higher.



  ENHANCED BENCHMARK FUND. The Enhanced Benchmark Fund invests substantially all of its assets in a diversified portfolio of investment grade income securities having various maturities and will maintain a portfolio duration of 3 to 6 years. The Fund will invest at least 75% of its assets in securities rated AA/Aa or higher. The Enhanced Benchmark Fund will not invest in securities rated below BBB/Baa. The Fund may not invest in securities of foreign issuers. The Enhanced Benchmark Fund has not commenced investment operations and shares of the Enhanced Benchmark Fund are not available for investment at this time.



  ENHANCED LIMITED DURATION FUND. The Enhanced Limited Duration Fund invests substantially all of its assets in a diversified portfolio of investment grade income securities having various maturities and will maintain a portfolio duration of 1 to 3 years. The Fund will invest at least 75% of its assets in securities rated AA/Aa or higher. The Enhanced Limited Duration Fund will not invest in securities rated below A. The Fund may not invest in securities of foreign issuers. The total return of the Enhanced Limited Duration Fund is expected to exhibit less volatility than that of the Enhanced Benchmark Fund because its duration will be shorter while its other investment policies are similar to those of the Enhanced Benchmark Fund.


  DURATION. Duration is a measure of the expected life of an income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure. Duration is an important criteria used by the Adviser in portfolio selection for the Funds.

  Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in interest rates.

  Traditionally, a debt security's "term to maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of an income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For an income security with interest payments occurring prior to the payment of principal, duration is less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.


  There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is frequently 30 years, but prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, in determining portfolio duration the Adviser will use more sophisticated analytical techniques that incorporate the anticipated economic life of a security into the determination of its interest rate exposure.


  The change in market value of investment grade income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of an income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.



  PORTFOLIO CREDIT QUALITY. Each Fund will invest at least 75% of its assets in securities rated AA/Aa or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category.



  The Enhanced Limited Duration Fund may invest in securities rated in the third highest rating category by a nationally recognized rating organization (e.g. A by S&P or Moody's). Securities rated A by S&P are regarded by S&P as having a strong capacity to pay interest and repay principal although they are in S&P's view somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than higher rated securities. Securities rated A by Moody's in Moody's view possess many favorable investment attributes and are considered by Moody's as upper medium grade obligations. Factors giving security to principal and interest are considered by Moody's to be adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



  The Enhanced Benchmark Fund may invest in securities rated in the fourth highest rating category by a nationally recognized rating organization (e.g., BBB by S&P or Baa by Moody's). Securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Whereas in S&P's view such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories. Securities rated Baa are regarded by Moody's as medium grade obligations (i.e. neither highly protected nor poorly secured). In Moody's view, interest payments and principal security for such securities appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  The percentage of a Fund's assets invested in securities in a particular rating category will vary from time to time.


  INCOME SECURITIES. Each Fund will invest substantially all of its total assets in U.S. dollar denominated income securities of U.S. issuers. Income securities include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); mortgage and other asset-backed securities; corporate debt securities; variable and floating rate debt securities; commercial paper; certificates of deposit, time deposits and bankers acceptances; other instruments having investment characteristics substantially similar to any of the foregoing and repurchase agreements and reverse repurchase agreements with respect to any of the foregoing. The Funds will not invest in securities of foreign issuers. Prior to investing in any category of instruments not identified in this Prospectus, the Funds intend to revise this Prospectus to identify such categories. Certain of the Funds' investments may be considered derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses.


  U.S. Government Securities. U.S. Government Securities are considered among the most creditworthy of fixed income investments; however, the yields on U.S. Government securities generally are lower than yields available from most other types of income securities having comparable duration. U.S. Government Securities include (1) U.S. Treasury obligations; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agencies") which are supported by: (a) the full faith and credit of the U.S. Government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. Government to purchase obligations of the Agencies or (d) the credit of the Agencies; (3) certain real estate mortgage investment conduits, certain collateralized mortgage obligations and other mortgage-backed securities and (4) "when-issued" commitments relating to the foregoing.

  Mortgage-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The yield characteristics of mortgage-backed securities differ from traditional debt securities. Interest and principal payments are made more frequently and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the yield to maturity and duration of a mortgage-backed security. The value of most mortgage-backed securities, like traditional debt securities, tends to vary inversely with changes in interest rates; however, mortgage-backed securities may benefit less than traditional debt securities from declining interest rates because prepayment of mortgages tend to accelerate during periods of declining interest rates. When mortgage loans underlying mortgage-backed securities held by a Fund are prepaid, the Fund reinvests the prepaid amounts in other income-producing securities, the yields of which will reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected to the extent that prepayments must be reinvested in securities which have lower yields.


  Mortgage-backed securities may be structured with various classes of holders that can receive different proportions of the interest and principal distributions from the same pool of underlying mortgage assets. The yield to maturity, duration and market value of such classes may be substantially more sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in certain of these securities even if held to final maturity. A more complete description of mortgage-backed securities is contained in the Statement of Additional Information.


  Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities and multiclass pass-through securities, which are equity interests in a trust composed of mortgage assets. Payments of principal of and interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways, some of which bear substantially more risk than others.

  Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now also applied to a broad range of assets, primarily automobile and credit card receivables. Other types of asset-backed securities may be developed in the future. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities.


  Corporate Income Securities. Corporate income securities in which a Fund may invest include adjustable and fixed rate bonds, debentures and notes and will generally be unsecured. A Fund may also invest in income securities with floating or variable rates of interest.


  Zero-Coupon Securities. Zero-coupon bonds pay no cash interest but are sold at substantial discounts from their value at maturity. When a zero-coupon bond is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value.


  Stripped Income Securities. Stripped income securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. The Funds do not intend to invest in interest only (IO) or principal only (PO) classes. The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are those of conventional income securities.



  Premium Securities. A Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund generally will recognize a capital loss to the extent the call or sale price is less than the Fund's adjusted tax basis in such securities. Similarly, the Fund generally will recognize a capital loss in the event that such securities are held to maturity.

  Adjustable and Floating Rate Securities. Adjustable and floating rate securities are securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one day to several years, based on a spread over a specific interest rate or interest rate index or on the results of periodic auctions. Adjustable and floating rate securities allow a Fund to participate in all or a portion of increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During periods of declining interest rates, however, coupon rates may readjust downward resulting in lower yields. The Funds will not invest in "inverse-floaters" (securities whose coupon rates vary inversely with changes in market rates of interest).



  CERTAIN INVESTMENT PRACTICES. In connection with the investment policies described above, the Funds may also purchase and sell securities on a "when issued" and "delayed delivery" basis, enter into repurchase agreements and, for cash management purposes only, enter into reverse repurchase agreements and borrow money from banks, in each case subject to the limitations set forth below. Certain of these investment practices involve special risks.



  The Funds may purchase and sell securities on a "when issued" and "delayed delivery" basis. A Fund accrues no income on purchases of such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. A Fund will engage in when issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.


  A Fund may enter into repurchase agreements whereby the Fund purchases securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the purchase amount and resale amount is accrued as interest in the Fund's net income. Failure of the seller to repurchase the securities may cause losses for a Fund. Thus, a Fund must consider the credit-worthiness of such party. In the event of default by such party, a Fund may not have a right to the underlying security and there may be possible delays and expenses in liquidating the security purchased, resulting in a decline in its value and loss of interest. A Fund generally will not invest more than 15% of its total assets in repurchase agreements with a maturity of seven days or more.


  Each Fund may borrow money from banks and engage in reverse repurchase agreements for cash management purposes only (such as clearance of portfolio transactions, meeting share redemption requests and the payments of dividends and distributions), although no Fund expects to do so in an aggregate amount exceeding 10% of its respective total assets (after giving effect to any such borrowing). As a matter of fundamental policy, no Fund may issue senior securities, enter into reverse repurchase agreements with banks or engage in dollar rolls in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing), which amount excludes no more than 5% in bank borrowings and reverse repurchase agreements with any entity for temporary purposes. No Fund will borrow money or engage in reverse repurchase agreements in an aggregate amount exceeding 10% of its total assets (after giving effect to any such borrowing) unless it first notifies shareholders of its intention to do so and amends this prospectus to reflect such intention. Interest expenses and other costs from these transactions may exceed the interest income and other revenues earned from portfolio assets, and the net income of the Fund may be less than if these transactions were not used. Reverse repurchase agreements are transactions whereby a Fund sells certain securities concurrently with an agreement to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The foregoing transactions constitute financial leveraging. Leveraging is a speculative technique and generally increases the volatility of a Fund's net asset value as a result of fluctuations in market interest rates and increases the risk of loss.


HOW TO BUY SHARES



  Shares of each Fund are offered at a price equal to net asset value per share, without a sales charge. The minimum initial investment is $500,000. The minimum subsequent investment is $25,000. The Enhanced Benchmark Fund has not commenced investment operations and shares of the Enhanced Benchmark Fund are not available for investment at this time.



  The Funds offer their shares to the public on a continuous basis through Van Kampen American Capital Distributors, Inc. ("VKAC Distributors"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. VKAC Distributors receives no compensation for this service. VKAC Distributors will compensate its registered representatives out of its own assets, not out of the assets of the Funds, for sales of shares of the Funds.


  Investments may be made either by wire transfer or by mail as follows:

  (1) By Wire. The Explorer Institutional FundsSM will accept investments by wire. An investor must first telephone The Explorer Institutional FundsSM at 1-800-996-2588 and, in the case of initial investments, provide the account registration, address, tax identification number, the Fund in which the investment is being made, and the amount being wired. Investors will then be assigned an account number and should instruct their bank or broker to wire federal funds to State Street Bank and Trust Company, Custody, ABA-011000028, Re: The Explorer Institutional Funds(SM) for
      further credit to Account Name             , Account Number           .
      Investors will be responsible for the charges, if any, that the bank, broker, dealer or financial intermediary may make to handle the wire transfer. A completed Account Application must then be forwarded to The Explorer Institutional Funds(SM). Subsequent investments by wire may be made by instructing a bank or broker to wire the specified amount in accordance with the above instructions. Please call to advise The Explorer Institutional FundsSM before wiring monies.


      Investments made by federal funds wire (up to ten million dollars) without approval by The Explorer Institutional Funds(SM) received prior to 12:00 p.m. Eastern time will be invested at the next determined net asset value and begin receiving dividends on that day. Investments made by federal funds wire received after 12:00 p.m. Eastern time will be invested at the next determined net asset value and begin receiving dividends on the next business day.



  (2) By Mail. The Explorer Institutional Funds(SM) will also accept investments by mail. Investments by mail may be made by sending a check payable to "The Explorer Institutional Funds(SM)" and identifying the Fund in which such investment is being made. A completed Account Application, indicating the Fund in which the investment is being made, must accompany the check in the case of initial investments. Checks and applications should be mailed to the transfer agent of The Explorer Institutional Funds(SM), ACCESS Investor Services, Inc., The Explorer Institutional FundsSM, P.O. Box 418256, Kansas City, Missouri, 64141-9256 (the
      "Transfer Agent"), a wholly-owned subsidiary of Van Kampen American Capital, Inc. Subsequent investments by mail may be made directly to The Explorer Institutional Fund(SM) in which such initial investment was made accompanied by either the detachable form which is part of the Account Statement or by a letter indicating the dollar amount of the investment, the account number, and registration. Investments made by check will begin receiving dividends on the next business day after The Explorer Institutional FundsSM received good funds. For checks drawn on foreign banks, monies must be collected before shares will be purchased.

  In addition, investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable. These transactions will be effected only if the Adviser intends to retain the securities in such Fund as an investment. Assets so purchased by a Fund will be valued in the same manner as they would be valued for purposes of pricing the Fund's shares if such assets were included in the Fund's assets at the time of purchase. The Funds reserve the right to amend or terminate this practice at any time.

  OTHER PURCHASE INFORMATION. Purchases of a Fund's shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will generally not be issued.

  The Trust reserves the right, in its sole discretion, to suspend the offering of shares of any Fund or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund; to waive the minimum investment requirements for certain investors; and to redeem shares if information provided in the Application should prove to be incorrect in any material respect.


  Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. The Funds are not registered or qualified for sale in all jurisdictions. Potential investors should contact VKAC Distributors at One Parkview Plaza, Oakbrook Terrace, IL 60181 or call The Explorer Institutional FundsSM at 1-800-996-2588 to determine whether a Fund is registered or qualified for sale in their particular jurisdiction.


  Shares of the Trust may be purchased by customers of broker-dealers or other financial intermediaries ("service agents") which interact with the Trust on behalf of their customers. Service agents may impose additional or different conditions on the purchase or redemption of Trust shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Trust shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions.

  DIVIDEND REINVESTMENT PROGRAM. Each Fund will automatically credit monthly and annual distributions to a shareholder's account in additional shares of the Fund, without a sales charge, unless a shareholder elects another treatment for such distributions. An election to receive distributions in cash may be made by calling 1-800-996-2588 or by writing the Transfer Agent.

DISTRIBUTIONS AND TAXES

  Each Fund will declare distributions on a daily basis and will pay such distributions from net investment income and net realized short-term capital gains on a monthly basis. Each Fund will also distribute annually any remaining net realized short-term capital gains together with net realized long-term capital gains, if any.


  Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its net investment income and net realized capital gains at least annually. Any distributions in excess of a Fund's net investment income and capital gains will be a tax-free return of capital, to the extent of the investor's tax basis in its shares. Distributions of a Fund's net investment income are taxable to shareholders as ordinary dividend income whether received in shares or in cash. Distributions of a Fund's net capital gains ("capital gains dividends") are taxable to shareholders as long-term capital gains regardless of the length of time the shares of the Fund have been held by such shareholders. Shareholders not subject to federal income tax on their income generally will not be required to pay federal income tax on amounts distributed to them. Interest on certain U.S. government securities is exempt from state income taxes when received by an individual and may be exempt when received by a Fund. Each Fund will inform shareholders annually of the amount and nature of its income and gains and the percentage of the Fund invested over the year in U.S. government securities.


  Redemption or resale of shares of a Fund will be a taxable transaction for federal income tax purposes. For further information with respect to taxes, see the Statement of Additional Information.

HOW THE FUNDS VALUE THEIR SHARES

  The net asset value per share of a Fund is determined by calculating the total value of the Fund's assets, deducting the total liabilities of the Fund, and dividing the result by the number of shares of the Fund outstanding. Generally, net asset value is computed once daily as of 5:00 p.m. Eastern time Monday through Friday.


  Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust.


HOW TO SELL SHARES

  Shareholders may sell shares without charge at any time by mailing a written redemption request in proper form to the Trust or by calling the Trust at 1-800-996-2588 before 4:00 p.m. Central Standard time to request a redemption. Shareholders will receive the net asset value next determined after such shareholder places the sell order. A Fund will not honor a request for redemption until it has confirmed receipt of good funds with respect to the purchase of such shares.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any Fund account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $250,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $250,000.


  Neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. The Funds, the Trust, VKAC Distributors and the Transfer Agent seek to employ procedures reasonably believed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring a person attempting to redeem shares by telephone to provide, on a recorded line, the name on the account, a social security number or tax identification number and such additional information as may be included in the Authorization. An investor agrees that no such person will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent or unauthorized request.


  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $2,000,000 or 1% of the respective Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders of each Fund, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the respective Fund in lieu of cash. It is unlikely that shares will be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution. For more information regarding selling shares, please see the Statement of Additional Information.

HOW THE FUNDS ARE MANAGED


  THE ADVISER. Van Kampen American Capital Management, Inc. (the "Adviser") is the investment adviser for the Funds. The Adviser provides investment advice to a wide variety of institutional, individual and investment company clients and, together with its affiliates, had aggregate assets under management or supervision as of June 30, 1995, of approximately $53.7 billion.



  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which is a wholly-owned subsidiary of VKAC Holding, Inc. VKAC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The
Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc. a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 7% of the common stock of VKAC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VKAC Holding, Inc.



  ADVISORY AGREEMENT. The business and affairs of the Funds will be managed by the Adviser under the direction of the Board of Trustees of the Trust. Subject to the Trustees' authority, the Adviser and the Funds' officers supervise and implement the Funds' investment activities. The Funds pay the Adviser a fee (accrued daily and paid monthly) equal to a percentage of their respective average daily net assets as follows:



                                           AVERAGE
                                            DAILY       % PER
                FUND                     NET ASSETS     ANNUM
------------------------------------  ----------------- -----
Enhanced Benchmark Fund.............  Up to one billion
                                      dollars            .30%
                                      Thereafter         .25%
Enhanced Limited Duration Fund......  Up to one billion
                                      dollars            .30%
                                      Thereafter         .25%



  Under each Fund's investment advisory agreement with the Adviser dated
September   , 1995, and approved by the sole shareholder of each Fund on
November 14, 1994, subject to the expense limitations discussed below, each Fund has agreed to assume and pay the charges and expenses of its operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the Investment Company Act of 1940, of the Trust, the Adviser or VKAC Distributors), the charges and expenses of independent accountants, legal counsel, any transfer or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of trustee and officer errors and omissions insurance, reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.


  EXPENSE LIMITATION. In the interest of limiting the expenses of the Funds, the Adviser has agreed to waive fees or reimburse certain expenses such that the expenses of each Fund, including the advisory fees (but excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary costs and expenses) will not exceed the following amounts (expressed as a percentage of average net assets on an annual basis).

Enhanced Benchmark Fund....................   .40%
Enhanced Limited Duration Fund.............   .40%

  Fees foregone or payments made by the Adviser with respect to a Fund pursuant to the expense limitation are contingent liabilities of such Fund which are subject to potential reimbursement by that Fund to the Adviser, provided the Fund's assets reach a sufficient size to permit such reimbursement to be made without causing the annual expense ratio of the Fund to exceed the applicable limitation set forth above, or such lower amount as may be imposed by any state expense limitation to which the Fund is subject, and provided such reimbursement is made within four years of the recognition of the contingent liability by the Fund. If a reimbursement appears probable, it will be accounted for as an expense of the Fund regardless of the time period over which the reimbursement may actually be paid by the Fund.

HOW THE FUNDS EXECUTE PORTFOLIO TRANSACTIONS

  The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. Many securities in which the Funds invest are traded principally in the over-the-counter market. Over-the-counter securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the financial advisers, underwriters and dealers. The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Day to day management of the portfolios of each Fund is the responsibility of a committee of officers of the Adviser.

  The Adviser's primary considerations in selecting the manner of executing securities transactions for the Funds will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. See "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information for more information.


  In effecting purchases and sales of the Funds' portfolio securities, the Adviser and the Funds may place orders with and pay brokerage commissions to brokers which may be affiliated with the Funds, the Adviser or VKAC Distributors.


SHAREHOLDER SERVICES


  Shareholders of the Funds are automatically enrolled in or may elect to participate in certain shareholder programs available to shareholders of The Explorer Institutional Funds(SM). These programs include Dividend Reinvestment Programs and Exchange Programs. For more information regarding these shareholder services and programs, please see the Statement of Additional Information. The Exchange Program will not become operational until such time as more than one Explorer Institutional Fund has commenced investment operations and is available for investment. Shareholder inquiries should be directed to the Funds c/o The Explorer Institutional Funds(SM), One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or by calling 1 (800) 996-2588.



  ACCESS Investor Services, Inc., P.O. Box 418256, Kansas City, MO 64141-9256, transfer agent for the Funds, performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts.


FUND PERFORMANCE

  From time to time advertisements and other sales materials for the Funds may include information concerning the historical performance of the Funds. Any such information will include the average total return calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC. In addition, the Funds may include in advertisements or other sales literature information regarding the past performance of certain types of investments or market indices. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Morningstar, Business Week, Forbes or other industry publications. From time to time, a Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal and/or return. In addition, from time to time, the Funds may utilize sales literature that includes hypotheticals.

  From time to time, the Funds may include in sales literature and shareholder reports a quotation of the current "distribution rate." Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate is determined by annualizing the distributions per share for a stated period and dividing the result by the public offering price for the same period. It differs from yield, which is a measure of the income actually earned by a Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by a Fund.

  Please consult the Statement of Additional Information for more information regarding Fund performance.

ORGANIZATION


  Each Fund is a series of The Explorer Institutional Trust, a Massachusetts business trust organized on September 30, 1994 (the "Trust"). To date, the Funds are the only series of the Trust, although the Trustees of the Trust are empowered to designate other series. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by vote of shareholders holding not less than two thirds of the shares then outstanding. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by applicable law. As of the date of this prospectus, VKAC Distributors, an affiliate of the Adviser, owned a majority of the outstanding shares of each Fund and accordingly controlled the Funds and the Trust. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


  The authorized capitalization of each Fund consists of an unlimited number of shares of beneficial interest, without par value.

  The fiscal year of each Fund ends on December 31.


  More detailed information concerning the Trust is set forth in the Statement of Additional Information.


ADDITIONAL INFORMATION

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

EXISTING SHAREHOLDERS--
                                          THE EXPLORER
FOR INFORMATION ON YOUR                   INSTITUTIONAL FUNDS(SM)
                                          One Parkview Plaza
EXISTING ACCOUNT PLEASE CALL              Oakbrook Terrace, Illinois 60181

THE TRUST'S TOLL-FREE                     Investment Adviser
                                          VAN KAMPEN AMERICAN CAPITAL
NUMBER--1-800-996-2588.                   MANAGEMENT, INC.
                                          One Parkview Plaza
PROSPECTIVE INVESTORS--CALL               Oakbrook Terrace, Illinois 60181

1-800-822-3699.                           Distributor
                                          VAN KAMPEN AMERICAN CAPITAL
                                          DISTRIBUTORS, INC.
                                          One Parkview Plaza
                                          Oakbrook Terrace, Illinois 60181

                                          Transfer Agent

                                          ACCESS INVESTOR SERVICES, INC.

                                          The Explorer Institutional Funds(SM)

                                          P.O. Box 418256


                                          Kansas City, MO 64141-9256


                                          Custodian
                                          STATE STREET BANK AND
                                          TRUST COMPANY
                                          225 Franklin Street, P.O. Box 1713
                                          Boston, MA 02105-1713
                                          Attn: The Explorer Institutional
                                          Funds(SM)

                                          Legal Counsel
                                          SKADDEN, ARPS, SLATE,
                                          MEAGHER & FLOM
                                          One Beacon Street
                                          Boston, MA 02108
                             ---------------------------------------------------
                                          333 West Wacker Drive
                                          Chicago, IL 60606

                                          Independent Auditors
                                          KPMG PEAT MARWICK LLP
                                          Peat Marwick Plaza
                                          303 East Wacker Drive
                                          Chicago, IL 60601

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND, THE TRUST, THE ADVISER, OR VKAC DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY ANY FUND, THE TRUST, THE ADVISER OR VKAC DISTRIBUTORS TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR SUCH PERSON TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.


                               ------------------

                               TABLE OF CONTENTS


                                                   PAGE
                                                   ----
Summary Of Fund Expenses........................     2
The Funds' Investment Objectives................     3
How The Funds Seek Their Investment
  Objectives....................................     3
How To Buy Shares...............................     8
Distributions And Taxes.........................     9
How The Funds Value Their Shares................    10
How To Sell Shares..............................    10
How The Funds Are Managed.......................    10
How The Funds Execute Portfolio Transactions....    12
Shareholder Services............................    12
Fund Performance................................    12
Organization....................................    13
Additional Information..........................    13


(SM) Service Mark of Van Kampen American Capital Distributors, Inc.
---------------------------------------

THE EXPLORER
INSTITUTIONAL FUNDS(SM)

 Enhanced Benchmark Fund

 Enhanced Limited Duration Fund



---------------------------------------

PROSPECTUS


NOVEMBER   , 1995

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. AN AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME SUCH AMENDMENT TO THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                SUBJECT TO COMPLETION -- DATED NOVEMBER 13, 1995


                      STATEMENT OF ADDITIONAL INFORMATION

                       THE EXPLORER INSTITUTIONAL FUNDS(SM)

  The Explorer Institutional Trust (the "Trust") is a professionally managed no-load, open-end management investment company consisting of two separate investment portfolios ("Funds" or "The Explorer Institutional Funds(SM)"), each with its own investment objectives and policies. The Trust is primarily designed to provide pension and profit sharing plans, employee benefit trusts, endowments, foundations, other institutions, corporations and high net worth individuals with access to the professional investment management services offered by Van Kampen American Capital Management, Inc. (the "Adviser"), the investment adviser to the Funds. The net asset value and the return of the Funds will fluctuate depending on market conditions and other factors.


  This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus for The Explorer Institutional FundsSM
dated November   , 1995 (the "Prospectus"). A copy of the Prospectus may be obtained without charge by calling the Trust's toll-free number: 1-800-996-2588.


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge. Capitalized terms used but not defined herein shall have the meanings set forth in the Prospectus.

                               TABLE OF CONTENTS


The Funds and the Trust..................................................................    B-2
Investment Policies and Restrictions.....................................................    B-3
Income Securities........................................................................    B-4
Investment Practices.....................................................................   B-10
Description of Securities Ratings........................................................   B-11
Officers and Trustees....................................................................   B-17
Investment Advisory and Other Services...................................................   B-21
Portfolio Transactions and Brokerage Allocation..........................................   B-24
Taxation.................................................................................   B-25
The Distributor..........................................................................   B-27
Legal Counsel............................................................................   B-28
Performance Information..................................................................   B-28
How to Buy Shares........................................................................   B-29
Instructions Regarding Backup Withholding................................................   B-33
Independent Auditors' Report relating to The Explorer Institutional Enhanced Benchmark
  Fund...................................................................................   B-35
Financial Statements relating to The Explorer Institutional Enhanced Benchmark Fund......   B-36
Independent Auditors' Report relating to The Explorer Institutional Enhanced Limited
  Duration Fund..........................................................................   B-38
Financial Statements relating to The Explorer Institutional Enhanced Limited Duration
  Fund...................................................................................   B-39
Account Application......................................................................   B-41



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED NOVEMBER   , 1995

                            THE FUNDS AND THE TRUST


  The Trust is a professionally managed no-load, open-end management investment company. Each of The Explorer Institutional Funds(SM) is a separate, diversified series of the Trust. The Trust is an unincorporated business trust established under the laws of the State of Massachusetts by an Agreement and Declaration of
Trust dated September 30, 1994 and amended on November   , 1995. The Declaration
of Trust permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, in separate series. To date, The Explorer Institutional Enhanced Benchmark Fund (the "Enhanced Benchmark Fund") and The Explorer Institutional Enhanced Limited Duration Fund (the "Enhanced Limited Duration Fund") (collectively, "The Explorer Institutional Funds(SM)" or the "Funds"), which were each established pursuant to a Designation of Series on September 30, 1994, are the only series of the Trust, although the Trustees are empowered by the Declaration of Trust to designate additional series and issue shares thereof.



  Shares of each Fund represent an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.



  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights other than those described in the Prospectus or this Statement of Additional Information. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares present and voting at such meeting. As of the date of this Statement of Additional Information, Van Kampen American Capital Distributors, Inc., an affiliate of the Adviser, owned a majority of the outstanding shares of each Fund and accordingly controlled the Funds and the Trust.



  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the Investment Company Act of 1940, as amended (the "1940 Act") or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  Each Fund has its own investment objective, policies and restrictions. The investment objective of the Enhanced Benchmark Fund is to provide an enhanced level of total return as compared to investment in an unmanaged portfolio consisting primarily of investment grade medium- and long-term U.S. income securities. The investment objective of the Enhanced Limited Duration Fund is to provide an enhanced level of total return as compared to an investment in an unmanaged portfolio consisting primarily of investment grade short- and intermediate-term U.S. income securities, consistent with preservation of capital. These objectives are fundamental and cannot be changed without shareholder approval. There are market risks inherent in all securities investments and there can be no assurance that the Funds will achieve their respective objectives.


  Each of the Funds will seek to achieve its investment objective by investing substantially all of its total assets in a professionally managed, diversified portfolio of income securities. The Funds may also make other investments described in the Prospectus. Each Fund may also make any investment not inconsistent with the following investment restrictions in connection with a work-out or restructuring of a security held in such Fund's portfolio if such investment is believed by the Adviser to be in the best interest of the Fund. The net asset value and return of the Funds may vary.


  Fundamental investment restrictions limiting the investments of the Funds provide that each Fund may not:

          1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer.


          2. Invest 25% or more of the value of its total assets in any single industry. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)



          3. Issue senior securities, enter into reverse repurchase agreements with banks or engage in dollar rolls in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and risk management and hedging transactions.



          4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans, (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.



          5. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with risk management and hedging transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

          6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with risk management and hedging transactions.



          7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.



          8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.



          9. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except as permitted under the Investment Company Act of 1940.



          10. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.



          11. Purchase or sell real estate (including real estate limited partnership interests), commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that risk management and hedging transactions the Fund may engage in are considered to be commodities or commodities contracts.



  No Fund may change any of these investment restrictions as they apply to such Fund without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, a Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.


  The Funds generally will not engage in the trading of securities for the purpose of realizing short-term profits, but may adjust their portfolios as deemed advisable in view of prevailing or anticipated market conditions in an effort to accomplish their respective investment objectives. For example, a Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities. Each Fund anticipates that its annual portfolio turnover rate will normally be less than 100%. Portfolio turnover will be calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of the securities in the portfolio during the year. Securities, including options, whose maturity or expiration date at the time of acquisition were one year or less will be excluded from such calculation.

                               INCOME SECURITIES


  Income securities include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); mortgage and other asset-backed securities; corporate debt securities; variable and floating rate debt securities; commercial paper; certificates of deposit, time deposits and bankers acceptances; other instruments having investment characteristics substantially similar to any of the foregoing and repurchase agreements and reverse repurchase agreements with respect to any of the foregoing. Corporate income securities in which a Fund may invest include adjustable and fixed rate bonds, debentures and notes and will generally be unsecured. A Fund may also invest in debt securities with floating or variable rates of interest.


  U.S. Treasury Securities. U.S. Treasury securities include bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

  Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government include those that are guaranteed by federal agencies or instrumentalities and may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. U.S. Government Securities that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

  Mortgage-Backed Securities Issued or Guaranteed by U.S. Government Instrumentalities. Mortgage-backed securities may be issued or guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC and represent undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by a Fund at a premium would result in capital losses.

  Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

  Collateralized Mortgage Obligations and Multiclass Pass-Through
Securities. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest typically is paid or accrues on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. SMBS deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by an agency or instrumentality of the U.S. government. The yield to maturity, duration and market value of such classes may be substantially more sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in certain of these securities even if held to final maturity.


  RTC Securities. The Resolution Trust Corporation ("RTC") was organized by the U.S. Government in connection with the savings and loan crisis. RTC holds assets of failed savings and loans either as conservator or receiver for such institutions or acquires such assets in its corporate capacity. These assets include, among other things, single family and multifamily mortgage loans as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC has established a vehicle through which it sells credit-enhanced mortgage-backed securities ("RTC Securities"). These securities represent pro rata interests in pools of single family, multifamily and commercial mortgage loans which RTC holds or has acquired as described above. Credit enhancement of RTC Securities is obtained from external sources (including pool insurance policies, letters of credit and surety guarantees), internal sources, (including subordination and spread accounts) and independent sources (including reserve funds and cash collateral accounts).

  Types of Credit Support. Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

  Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

  Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. Other types of asset-backed securities may be developed in the future.

  In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


  Zero-coupon securities. Zero-coupon bonds pay no cash interest but are sold at substantial discounts from their value at maturity. When a zero-coupon bond is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. The market values of such securities are generally subject to greater fluctuations in response to market rates of interest than bonds that pay interest currently. Because such securities allow an issuer to avoid the need to generate cash to meet current interest payments, such bonds may involve greater credit risk than bonds paying cash interest currently.


  Premium securities. A Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund generally will recognize a capital loss to the extent the call or sale price is less than the Fund's adjusted tax basis in such securities. Additionally, a Fund generally will recognize a capital loss if it holds such securities to maturity.



  Adjustable and Floating Rate Securities. Adjustable rate securities are securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one day to several years, based on a spread over a specific interest rate or interest rate index or on the results of periodic auctions. There are three main categories of indices: (i) those based on U.S. Government Securities; (ii) those derived from a calculated measure such as a cost of funds index; and (iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.



  Adjustable rate securities allow a Fund to participate in all or a portion of increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During periods of declining interest rates, however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Adjustable rate securities frequently limit the maximum amount the rate may be adjusted during any adjustment period, in any one year or during the term of the security.



  Defensive Strategies. In certain circumstances market conditions may, in the Adviser's judgment, make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, a Fund may invest to a substantial degree in high-quality, short-term obligations. Such obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either S&P or Moody's (or comparably rated by any other nationally recognized statistical rating organization); commercial paper rated in the highest grade by either rating service (or comparably rated by any other nationally recognized statistical rating organization); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Adviser considers consistent with such strategy.


  Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Funds.

                              INVESTMENT PRACTICES



REVERSE REPURCHASE AGREEMENTS AND BORROWINGS



  Each Fund may borrow money from banks and engage in reverse repurchase agreements for cash management purposes only (such as clearance of portfolio transactions, meeting share redemption requests and the payment of dividends and distributions, although no Fund expects to do so in an aggregate amount exceeding 10% of its respective total assets (after giving effect to any such borrowing). As a matter of fundamental policy, no Fund may issue senior securities, enter into reverse repurchase agreements with banks or engage in dollar rolls in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing), which amount excludes no more than 5% in bank borrowings and reverse repurchase agreements with any entity for temporary purposes. No Fund will borrow money or engage in reverse repurchase agreements in an aggregate amount exceeding 10% of its total assets (after giving effect to any such borrowing) unless it first notifies shareholders of its intention to do so and amends this prospectus to reflect such intention.



  Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price which is greater than the sales price. Each Fund intends generally to invest only in reverse repurchase agreements with maturities of less than 7 days. During the reverse repurchase agreement period, a Fund would continue to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.



  Borrowing by a Fund creates the opportunity for increased income, but, at the same time, borrowing creates special risk considerations such as changes in the net asset value of the shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for a Fund which can exceed the income from the assets retained. To the extent the income derived from any securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of a Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.


"WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS


  Each Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by a Fund on purchases of portfolio securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on the such securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. A Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of a Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by Standard & Poor's Ratings Group) follows:

       A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

       The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation:

      2. Nature of and provisions of the obligation:

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM DEBT--INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

LONG-TERM DEBT--SPECULATIVE GRADE

  BB, B, CCC, CC, C: Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal . "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

  B: Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

  CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

  CC: The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

  C: The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  C: The letter 'C' indicates that the holder's option to tender this security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

  L: The letter 'L' indicates that the rating pertains to the principal amount of these bonds in the extent that the undersigning deposit collateral is federally insured and interest is adequately collateralized. In the cast of certificates of deposit, the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

  P: The letter 'P' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk. The rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documents.

  NR: Not rated.

  Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A,' 'BBB', commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

COMMERCIAL PAPER

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

        A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

        A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B Issues rated "B" are regarded as having only speculative capacity for timely payment.

        C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information.

VARIABLE RATE DEMAND BONDS

  Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, 'AAA/A-1') or if the nominal maturity is short, a rating of 'SP-1+/AAA' is assigned.

NOTES

  A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities the more likely it will be treated as a note).

  -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

  Note rating symbols are as follows:

          SP-1 Very strong or strong capacity to pay principal and interest.
               Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

          SP-2 Satisfactory capacity to pay principal and interest.

          SP-3 Speculative capacity to pay principal and interest.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service rating symbols and their meanings (as published by Moody's Investor Service) follows:


LONG-TERM DEBT

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may by lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

  Among the obligations covered are commercial paper, Eurocommercial paper, bank deposits, banker's acceptances and obligations to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
       --Leading market positions in well-established industries.
       --High rates of return on funds employed.
       --Conservative capitalization structure with moderate reliance on debt and ample asset protection.
       --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
       --Well-established access to a range of financial markets and assured sources of alternate liquidity.


  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while around, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characterizations and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



  Issuers rated Not Prime do not fall within any of the Prime rating categories.

  Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.



  When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of hue obligation will be attended by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.



  Moody's makes no representation that rated bank or insurance company obligations are exempt from the registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.



  If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of hue affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.



  Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.


                             OFFICERS AND TRUSTEES


  The officers and trustees of the Fund, their principal occupations for the last five years and their affiliations, if any, with the Adviser, Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), McCarthy, Crisanti & Maffei, Inc. (a financial credit research firm), MCM Asia Pacific Company, Limited, Van Kampen American Capital Distributors, Inc., Van Kampen American Capital, Inc. or VKAC Holding, Inc. (affiliates of the Adviser), are as follows:



DON G. POWELL,* 56, CHAIRMAN AND TRUSTEE. Mr. Powell is Chief Executive Officer, President and a Director of VKAC Holding, Inc. and Van Kampen American Capital, Inc. Chairman, Chief Executive Officer and a Director of Distributor, the Adviser, Advisory Corp. and Asset Management, Chairman and Chief Executive Officer of Van Kampen American Capital Advisors, Inc., Chairman and President of Van Kampen American Capital Exchange Corp. Director and Executive Vice President of Advantage Capital Corporation, and Chairman of ACCESS Investor Services, Inc. and Van Kampen American Capital Trust Company. Director of McCarthy, Crisanti & Maffei, Inc. President and Director, Trustee or Managing General Partner of each of the funds advised by Asset Management and Trustee of each of the funds advised by Advisory Corp. He is also Chairman of the Board of the Van Kampen Merritt

Series Trust and closed-end investment companies advised by the VK Adviser. His address is 2800 Post Oak Boulevard, 45th Floor, Houston, TX 77056.



DENNIS J. MCDONNELL,* 53, PRESIDENT, CHIEF EXECUTIVE OFFICER AND TRUSTEE. Mr. McDonnell is President, Chief Operating Officer and a Director of the Adviser, Advisory Corp. and Asset Management. He is also a Director and Executive Vice President of VKAC Holding, Inc. and Van Kampen American Capital, Inc., Director and CEO of McCarthy, Crisanti & Maffei, Inc. and Chairman and Director of MCM Asia Pacific Company, Limited. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. McDonnell is the President, Chief Executive Officer and a Trustee of each of the funds advised by the Advisory Corp. Mr. McDonnell is Vice President of each of the funds advised by Asset Management. Prior to December, 1991, Mr. McDonnell was Senior Vice President of Van Kampen Merritt, Inc.



HOWARD J KERR, 59, TRUSTEE. Mr. Kerr is President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. His address is 736 North Western Ave., P.O. Box 317, Lake Forest, IL 60045. Prior to 1991, Mr. Kerr was President, Chief Executive Officer and Chairman of the Board of Directors of Grabill Aerospace Industries, Ltd. Mr. Kerr is also a Director of Canbra Goods, Ltd., a Canadian oilseed crushing, refining, processing and packaging operation. Mr. Kerr is a Trustee of other investment companies advised by the Adviser.



WAYNE W. WHALEN,* 56, TRUSTEE. Mr. Whalen is a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom. His address is 333 West Wacker Drive, Chicago, Illinois 60606. Mr. Whalen is also a Trustee of other investment companies advised by Advisory Corp. and Asset Management.



RONALD A. NYBERG,* 42, VICE PRESIDENT AND SECRETARY. Mr. Nyberg is Executive Vice President, General Counsel and Secretary of Van Kampen American Capital, Inc. and VKAC Holding, Inc., and Executive Vice President, General Counsel and Director of the Adviser, Advisory Corp., Asset Management, and Van Kampen American Capital Distributors, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Nyberg is a Vice President and Secretary of other investment companies advised by Advisory Corp. and is a Director of ICI Mutual Insurance Co., a provider of insurance to members of the Investment Company Institute. Prior to March, 1990, Mr. Nyberg was also Secretary of Van Kampen Merritt, Inc., the Adviser, Advisory Corp. and McCarthy, Crisanti & Maffei, Inc., a financial credit research firm.



PETER W. HEGEL,* 39, VICE PRESIDENT. Mr. Hegel is Executive Vice President and Portfolio Manager of the Adviser, Advisory Corp. and Asset Management. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Hegel is Executive Vice President of other investment companies advised by the Adviser.



EDWARD C. WOOD, III,* 39, VICE PRESIDENT, TREASURER AND CHIEF FINANCIAL OFFICER. Mr. Wood is Senior Vice President of the Adviser, Advisory Corp. and Asset Management. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Wood is Vice President, Treasurer and Chief Financial Officer of other investment companies advised by Advisory Corp. and Asset Management.



SCOTT E. MARTIN,* 39, ASSISTANT SECRETARY. Mr. Martin is Senior Vice President, Deputy General Counsel and Assistant Secretary of Van Kampen American Capital, Inc., VKAC Holding, Inc., Van Kampen American Capital Distributors, Inc., the Adviser, Advisory Corp. and Asset Management, and Deputy General Counsel and Secretary of McCarthy, Crisanti & Maffei, Inc., a financial credit research firm. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Martin is an Assistant Secretary of other investment companies advised by Advisory Corp. and Asset Management.

THEODORE A. MYERS, 65, TRUSTEE. Mr. Myers is an executive vice president and chief financial officer of Qualitech Steel Corporation, a producer of high quality engineered steels for automotive, transportation and capital goods industries. He is also a Director of McClouth Steel, and a member of the Arthur Andersen Chief Financial Officer Advisory Committee. His address is 1940 East 6th Street, Cleveland, Ohio 44114. Prior to August, 1993, Mr. Myers was Senior Vice President, Chief Financial Officer and a Director of Doskocil Companies, Inc., a food processing and distribution company. Prior to January, 1990, Mr. Myers was Vice President and Chief Financial Officer of Inland Steel Industries. Prior to October, 1989 he was a Director of First National Bank of East Chicago. Mr. Myers is also a Trustee of other investment companies advised by the Adviser.



ROD DAMMEYER, 54, TRUSTEE. Mr. Dammeyer is President, Chief Executive Officer and a Director of Anixter International Inc. (formerly known as Itel Corporation), a value-added provider of integrated networking and cabling solutions that support business information and network infrastructure requirements; and Great American Management & Investment, Inc., a diversified manufacturing company. He is also a Director of Lukens, Inc., Falcon Building Products, Inc., Revco D.S., Inc., Jacor Communications, Inc., Kent State University Foundation, National Advisory Board of Chemical Bank, Capsure Holdings Corp., The Vigoro Corporation and Antec Corporation. Prior to June 1995, Mr. Dammeyer was a Director of Santa Fe Energy Resources, Inc., Lomas Financial Corporation, Santa Fe Pacific Corporation, Q-Tel, S.A. de C.V. and Servicios Financieros Quadrum, S.A. Prior to 1985, Mr. Dammeyer was senior vice president and chief financial officer of Household International, Inc., executive vice president and chief financial officer of Northwest Industries, Inc., and managing partner of Arthur Andersen & Co. in Seattle, Washington and Greensboro, North Carolina. His address is Two North Riverside Plaza, Chicago, Illinois 60606. Mr. Dammeyer is also a Trustee of other investment companies advised by the Adviser.



DAVID C. ARCH, 50, TRUSTEE. Mr. Arch is Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. His address is 1800 Swift Drive, Oak Brook, Illinois 60521. Mr. Arch is also a Trustee of other investment companies advised by the Adviser.



HUGO F. SONNENSCHEIN, 54, TRUSTEE. Mr. Sonnenschein is President of the University of Chicago. Mr. Sonnenschein is a member of the Board of Trustees of the University of Rochester and a member of its investment committee. Prior to July, 1993, Mr. Sonnenschein was Provost of Princeton University, and, from 1988 to 1991, Mr. Sonnenschein was Dean of the School of Arts and Sciences at the University of Pennsylvania. Mr. Sonnenschein is a member of the National Academy of Sciences and a fellow of the American Academy of Arts and Sciences. His address is 5801 South Ellis Avenue, suite 502, Chicago, Illinois 60637. Mr. Sonnenschein is also a trustee of other investment companies advised by the Adviser.



WESTON B. WETHERELL,* 39, ASSISTANT SECRETARY. Mr. Wetherell is Vice President, Associate General Counsel and Assistant Secretary of Van Kampen American Capital, Inc., Van Kampen American Capital Distributors, Inc. and the Adviser and an Assistant Secretary of McCarthy, Crisanti & Maffei, Inc., a financial credit research firm. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Wetherell is an Assistant Secretary of other investment companies advised by the Adviser.



NICHOLAS DALMASO,* 30, ASSISTANT SECRETARY. Mr. Dalmaso is Assistant Vice President of Van Kampen American Capital, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Dalmaso is an Assistant Secretary of other investment companies advised by the Adviser. Prior to 1992, Mr. Dalmaso was an attorney with the law firm of Cantwell & Cantwell in Chicago.

JOHN L. SULLIVAN,* 40, CONTROLLER. Mr. Sullivan is First Vice President of the Adviser. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Mr. Sullivan is an Assistant Treasurer of other investment companies advised by Advisory Corp. and Asset Management. Prior to September, 1988, he was an Audit Manager of Price Waterhouse.



STEVEN M. HILL,* 31, ASSISTANT TREASURER. Mr. Hill is Assistant Vice President of the Adviser, Advisory Corp. and Asset Management. His address is One Parkview Plaza, Oakbrook Terrace, IL 60181. Prior to September of 1989, Mr. Hill was a Senior Auditor of Ernst & Young.



EDWARD A. TREICHEL,* 52, VICE PRESIDENT. Mr. Treichel is Senior Vice President of the Adviser and Senior Vice President of Advisory Corp. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Prior to 1992, Mr. Treichel was a consultant with G.P. Lawter & Associates, a financial consulting firm.



JOHN M. MCCAREINS,* 46, VICE PRESIDENT. Mr. McCareins is First Vice President of the Adviser and Advisory Corp. and an agent of Van Kampen American Capital Distributors, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



MICHAEL P. KAMRADT,* 39, VICE PRESIDENT. Mr. Kamradt is First Vice President of the Adviser and Advisory Corp. and an agent of Van Kampen American Capital Distributors, Inc. His address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



J. CHRISTOPHER JACKSON,* 44, ASSISTANT SECRETARY. Mr. Jackson is Vice President, Associate General Counsel and Assistant Secretary of Van Kampen American Capital, Inc., the Adviser, Advisory Corp., Asset Management and Van Kampen American Capital Distributors, Inc. Mr. Jackson is Assistant Secretary of other investment companies advised by Advisory Corp. and Asset Management.


* Interested persons of each Fund as defined in the Investment Company Act of 1940.

  Each of the foregoing trustees of the Funds acts as a trustee for other investment companies advised by the Adviser or its affiliates, and each of the foregoing officers may hold the same position(s) with other investment companies advised by the Adviser or its affiliates.


  The compensation of the officers and directors who are affiliated persons (as defined in the 1940 Act) of the Adviser or Van Kampen American Capital Distributors, Inc. is paid by the respective entity. Each Fund pays the compensation of all other officers and trustees. During the next year, the Trust expects to pay trustees who are not affiliated persons of the Adviser, Van Kampen American Capital Distributors, Inc. or the Funds $2,500 (which amount will only be payable after the Funds have combined net assets of at least $25 million), plus $250 per meeting of the Board of Trustees, plus expenses. Such amounts will be allocated among the Funds as the Board of Trustees shall in their discretion deem appropriate. Under each Fund's respective retirement plan, trustees who are not affiliated with the Adviser, Van Kampen American Capital Distributors, Inc. or Van Kampen American Capital, Inc., have at least ten years of service and retire at or after attaining the age of 62 are eligible to receive a retirement benefit equal to the annual retainer for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Under each Fund's respective deferred compensation plan, a trustee who is not affiliated with the Adviser, Van Kampen American Capital Distributors, Inc. or Van Kampen American Capital, Inc. can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the respective Fund or other open-end funds advised by the Adviser as selected by the trustee. To the extent permitted by the Investment Company Act, the respective Fund may invest in securities of other open-end investment companies advised by the Adviser in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.


  The Trustees and Officers as a group hold less than 1% percent of the shares of each Fund as of October 30, 1995.


  As of the date of this Statement of Additional Information, Van Kampen American Capital Distributors, Inc., an affiliate of the Adviser, owned a majority of the outstanding shares of each Fund and accordingly controlled the Funds and the Trust.


  No officer or trustee of any Fund owns or would be able to acquire 5% or more of the common stock of the Adviser or VKAC Holding, Inc., the indirect parent company of the Adviser.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT


  Van Kampen American Capital Management, Inc. (the "Adviser") is the investment adviser for each of the Funds. The Adviser provides investment advice to a wide variety of institutional, individual and investment company clients and, together with its affiliates, had aggregate assets under management or supervision as of June 30, 1995, of $53.7 billion. The Adviser was incorporated as a Delaware corporation in 1990.



  The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which in turn is a wholly-owned subsidiary of VKAC Holding, Inc. VKAC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 7% of the common stock of VKAC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VKAC Holding, Inc.


  The investment advisory agreement between the Adviser and each Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers and dealers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as officers of the Fund and trustees of the Trust if duly elected to such positions. Day to day management of the portfolios of each Fund is the responsibility of a committee of officers of the Adviser.

  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which each Fund is a series, to whom the Adviser renders periodic reports of each Fund's investment activities. Each Fund pays the Adviser a fee (accrued daily and paid monthly) equal to a percentage of its respective average daily net assets as follows:



                                                          AVERAGE
                                                           DAILY                  % PER
                         FUND                            NET ASSETS               ANNUM
        --------------------------------------   --------------------------       -----
        Enhanced Benchmark Fund...............   Up to one billion dollars        .30%
                                                 Thereafter                       .25%
        Enhanced Limited Duration Fund........   Up to one billion dollars        .30%
                                                 Thereafter                       .25%



  Each Fund's investment advisory agreement with the Adviser dated September   ,
1995 was approved by the sole shareholders of each respective Fund on November
14, 1994. Each agreement will continue until               , 1996, and will
remain in effect from year to year if specifically approved by the Trustees of the Trust or the Fund's shareholders and by the disinterested Trustees of the Trust in compliance with the requirements of the Investment Company Act of 1940. Each agreement may be terminated without penalty upon 60 days written notice by either party and will automatically terminate in the event of assignment.


  Subject to the expense limitations discussed below, each Fund has agreed to assume and pay the charges and expenses of its operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the Investment Company Act of 1940, of the Trust, the Adviser or Van Kampen American Capital Distributors, Inc.), the charges and expenses of independent accountants, legal counsel, any transfer or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of trustee and officer errors and omissions insurance, reports and notices to shareholders, costs of registering shares of the Funds under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state, foreign or other governmental agencies.

  EXPENSE LIMITATION. In the interest of limiting the expenses of the Funds, the Adviser has agreed to waive fees or reimburse each Fund for certain expenses, such that certain expenses of each Fund, including the advisory fees (but excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and any extraordinary costs and expenses) will not exceed the following amounts (expressed as a percentage of average net assets on an annual basis).

        Enhanced Benchmark Fund............................................   .40%
        Enhanced Limited Duration Fund.....................................   .40%

  Fees foregone or payments made by the Adviser with respect to a Fund pursuant to the expense limitation are contingent liabilities of a Fund which are subject to potential reimbursement by that Fund to the Adviser, provided that such reimbursement may be made without causing the annual expense ratio of the Fund to exceed the applicable limitation set forth above, or such lower amount as may be imposed by any state expense limitation to which the Trust is subject, and provided such reimbursement is made within four years of the recognition of the contingent liability by the Fund. If a reimbursement appears probable, it will be accounted for as an expense of the Fund regardless of the time period over which the reimbursement may actually be paid by the Fund.

  Each Advisory agreement specifies that the Adviser will reimburse the Fund for annual expenses of the Fund which exceed the most stringent limits prescribed by any State in which the Fund shares are offered for sale. The most stringent limit as of the date of this Statement of Additional Information, as affecting any Fund, requires the Adviser to reimburse a Fund to the extent that aggregate expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund.

  In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of a Fund.

OTHER AGREEMENTS

  SUPPORT SERVICES AGREEMENT. Under a support services agreement with Van Kampen American Capital Distributors, Inc. each Fund receives support services for shareholders, including the handling of all written and telephonic communications, except initial order entry and other distribution related communications. Upon entering into such agreement, the Funds realized a reduction in the fee which would have been paid to the Transfer Agent if the Transfer Agent had provided such services. Payment by the Funds for such services is made on a cost basis for the employment of the personnel and the equipment necessary to render the support services. The Funds, and the other mutual funds distributed by Van Kampen American Capital Distributors, Inc., share such costs proportionately among themselves based upon their respective net asset values.

  ACCOUNTING SERVICES AGREEMENT. Each Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Funds to more closely monitor and maintain their accounts and records. The Funds share together with the other mutual funds distributed by Van Kampen American Capital Distributors, Inc. in the cost of employment to provide such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75% of such cost being paid by the Funds and such other funds based proportionally on their respective net assets.

  LEGAL SERVICES AGREEMENT. Each Fund has entered into a Legal Services Agreement pursuant to which Van Kampen American Capital, Inc. provides legal services, including without limitation: maintenance of the Funds' minute books and records, preparation and oversight of the Funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the Funds. Payment by the Funds for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. The Funds, and the other mutual funds from whom Van Kampen American Capital Distributors, Inc. acts as distributor, share one half (50%) of such costs equally. The remaining one half (50%) of such costs are allocated to specific funds based on specific time allocations, or in the event services are attributable only to types of funds (i.e. closed-end or open-

end), the relative amount of time spent on each type of fund and then further allocated between funds of that type based upon their respective net asset values.

CUSTODIAN AND INDEPENDENT AUDITORS

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of each Fund and has custody of all securities and cash of each Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each respective Fund.

  The independent auditors for each Fund are KPMG Peat Marwick LLP, 303 East Wacker Drive, Chicago, IL 60601. The selection of independent auditors will be subject to ratification by the shareholders of each Fund at any annual meeting of shareholders.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for a Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Adviser, including quotations necessary to determine the value of a Fund's net assets. Any research benefits derived are available for all clients of the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms provide market, statistical or other research information to the Funds and the Adviser, and may select firms that are affiliated with the Funds, its Adviser or its distributor.

  If it is believed to be in the best interests of a Fund, the Adviser may place portfolio transactions with brokers who provide the types of service described above, even if it means the Fund will have to pay a higher commission, (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

  If purchases or sales of securities of a Fund and of one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund.

  Day to day management of the portfolios of each Fund is the responsibility of the Adviser. While the Adviser will be primarily responsible for the placement of the Funds' business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to Van Kampen American Capital Distributors, Inc. and other affiliates of a Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


  State securities laws may differ from the interpretations of federal law expressed herein.

                                    TAXATION

TAXATION OF THE FUNDS

  The following federal income tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom, and reflects applicable tax laws as of the date of this Statement of Additional Information.

  Each Fund intends to qualify each year and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. If a Fund so qualifies and distributes to its shareholders at least 90% of its net investment income (which includes net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, it will not be required to pay federal income taxes on any income distributed to its shareholders. Each Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. Each Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.

  In order to avoid a 4% excise tax, a Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income for such year and at least 98% of its capital gain net income determined in general on an October 31 year end, plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gains net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.

  If a Fund failed to qualify as a regulated investment company, the Fund would be subject to tax on its income at corporate tax rates, without deduction for any distribution to its shareholders, thereby materially reducing the amount of any cash available for distribution to its shareholders. In addition, among other things, capital gains of the Fund would not pass through to the shareholders, and distributions to shareholders would be treated as dividends, return of capital (to the extent of a shareholder's tax basis in its shares) and/or gain derived from the sale or exchange of property.

  Some of the Funds' investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of a Fund and affect the holding period of the securities held by a Fund and the character of the gains or losses realized by a Fund. These provisions may also require a Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were sold for fair market value at the end of the taxable year), which may cause a Fund to recognize income without receiving the cash necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding federal income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of a Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, a Fund may have to dispose of securities that it would otherwise have continued to hold.

  A Fund's ability to liquidate portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months.

  Income from certain foreign securities may be subject to income, withholding or other taxes imposed by foreign countries. Shareholders of a Fund will not be able to claim any deduction or foreign tax credit with respect to such taxes.

TAXATION OF SHAREHOLDER DISTRIBUTIONS

  Distributions of a Fund's net investment income are taxable to shareholders as ordinary income, whether paid in cash or shares. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each share equal to the value thereof on the distribution date. Distributions of a Fund's net capital gains ("capital gain dividends"), if any, are taxable to a shareholder as long-term capital gains regardless of the length of time the shares have been held by such holder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset).

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid during January of the following year, will be treated as having been distributed by a Fund and received by the shareholders on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution is actually made.

  Distributions attributable to any dividend income earned by a Fund will be eligible for the dividends-received deduction for corporations if certain requirements of the Code are satisfied. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consist of securities the interest on which is exempt from federal income tax. However, neither Fund expects to invest a sufficient amount of its assets in such securities so as to be qualified to pay exempt-interest dividends.

  Each Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  Each Fund is required, in certain circumstances, to withhold 31% of ordinary income and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification numbers (in the case of any individual, his or her social security number) together with certain required certifications or who are otherwise subject to backup withholding.

REDEMPTION OF SHARES

  Redeeming shareholders will recognize gain or loss in an amount equal to the difference between their basis in such redeemed shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

GENERAL

  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisers regarding the specific federal tax consequences of holding and disposing of shares, as well as the effects of state, local and foreign tax laws.

                                THE DISTRIBUTOR


  Shares of each Fund are offered on a continuous basis through Van Kampen American Capital Distributors, Inc., One Parkview Plaza, Oakbrook Terrace, IL 60181. Van Kampen American Capital Distributors, Inc. is a wholly owned subsidiary of Van Kampen American Capital, Inc., which is a subsidiary of VKAC Holding Inc., a Delaware corporation that is controlled through an ownership of a substantial majority of its common stock by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C & D L.P."), a Connecticut limited partnership. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc., and its subsidiaries own, in the aggregate not more than 7% of the common stock of VKAC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VKAC Holding, Inc. C & D L.P. is managed by Clayton, Dubilier & Rice, Inc. Clayton & Dubilier Associates IV Limited Partnership ("C & D Associates L.P.") is the general partner of C & D L.P. Pursuant to a distribution agreement, Van Kampen American Capital Distributors, Inc. will purchase shares of the Funds for resale to the public, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem the Funds' shares and how the Funds' shares are priced is contained in the Prospectus and below under the caption "How to Buy Shares."

                                 LEGAL COUNSEL

  Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom, Boston, Massachusetts and Chicago, Illinois.

                            PERFORMANCE INFORMATION

  From time to time advertisements and other sales materials for the Funds may include information concerning the historical performance of the Funds. Any such information will include the average total return calculated on a compounded basis for specified periods of time.

  Such advertisements and sales literature may also include a yield quotation, which is determined on a daily basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share earned during such period by a Fund's maximum offering price per share on the last day of such period. A Fund's net investment income per share is determined by taking the interest attributable to shares earned by a Fund during the period, subtracting the expenses attributable to shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares outstanding during the period that were entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC.

  In addition, the Funds may include in advertisements or other sales literature information regarding the past performance of certain types of investments or market indices. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications. From time to time, a Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal and/or return. In addition, from time to time, the Funds may utilize sales literature that includes hypotheticals.

  Each Fund calculates average compounded total return by determining the redemption value at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given Fund at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage.

  Total return figures utilized by the Funds are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Funds may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of the Funds from a given date to a subsequent given date. Cumulative total return is calculated by measuring the value of an initial investment in a given Fund at a given time, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage.

  From time to time, the Funds may include in sales literature and shareholder reports a quotation of the current "distribution rate." Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate is determined by annualizing the distributions per share for a stated period and dividing the result by the public offering price for the same period. It differs from yield, which is a measure of the income actually earned by a Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund.

  Performance information with respect to shares of the Funds is not provided herein because such shares were not outstanding prior to the date hereof.

                               HOW TO BUY SHARES


  Shares of each Fund are offered at a price equal to net asset value per share, without a sales charge. The minimum initial investment is $500,000. The minimum subsequent investment is $25,000. The Funds offer their shares to the public on a continuous basis through Van Kampen American Capital Distributors, Inc. ("VKAC Distributors"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. VKAC Distributors receives no compensation for this service.


  In addition, investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable. These transactions will be effected only if the Adviser intends to retain the securities in the Fund as an investment. Assets so purchased by a Fund will be valued in the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice with respect to any Fund at any time.

  OTHER PURCHASE INFORMATION. Purchases of a Fund's shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will generally not be issued.

  The Trust reserves the right, in its sole discretion and without prior notice, to suspend the offering of shares of any Fund or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund; to waive the minimum investment requirement for certain investors; and to redeem shares if information provided in the Application should prove to be incorrect in any material manner.


  Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. The Funds are not registered or qualified for sale in all jurisdictions. Potential investors should contact VKAC Distributors at One Parkview Plaza, Oakbrook Terrace, IL 60181 or call The Explorer Institutional FundsSM at 1-800-996-2588 to determine whether a Fund is registered or qualified for sale in their particular jurisdiction.



  WRITTEN REDEMPTION REQUEST. Shareholders may sell shares without charge at any time by mailing a written redemption request in proper form to the Transfer Agent. This request should be sent to

ACCESS Investor Services, Inc., P.O. Box 418256, Kansas City, MO 64141-9256 Re:
The Explorer Institutional FundsSM. The request should indicate the number of shares to be redeemed of a particular Fund and identify the account number and be signed exactly as the shares are registered. If the amount being redeemed is in excess of $50,000 or if the redemption proceeds will be sent to an address other than the address of record, the signature(s) must be guaranteed by a member firm of a principal stock exchange, a commercial bank or trust company which is a member of the Federal Deposit Insurance Corporation (the "FDIC"), a credit union or a savings association. The guarantee must state the words "Signature Guaranteed" along with the name of the granting institution. Shareholders should verify with the institution that it is an eligible guarantor prior to signing. A guarantee from a notary public is not acceptable. If certificates are held for the shares being redeemed, such certificates must be sent and endorsed for transfer or accompanied by an endorsed stock power. Share certificates should be sent by registered mail to ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. Shareholders will receive the net asset value per share next computed after the Transfer Agent receives the redemption request and certificates (if any) in proper form.


  TELEPHONE REDEMPTIONS. Shareholders may sell shares without charge by calling their Fund at 1-800-996-2588 before 4:00 p.m. Central time to request a redemption. There is a $50,000 minimum per request if the redemption proceeds are to be mailed to the shareholder or wired to a bank. Prior to redeeming shares by telephone the "Expedited Telephone Redemption" section of either the Account Application or Expedited Telephone Redemption and Exchange Request Form (the "Authorization") must be completed by the shareholder and be on file with the Transfer Agent. The signature(s) on the Authorization must be guaranteed by a member firm of a principal stock exchange, a commercial bank or trust company which is a member of the FDIC, a credit union or a savings association unless the Authorization is completed at the time an account is originally established. The guarantee must state the words "Signature Guaranteed" along with the name of the granting institution. Shareholders should verify with the institution that it is an eligible guarantor prior to signing. A guarantee from a notary public is not acceptable. A redemption requested by telephone will be processed at the net asset value next determined after the request is received. The proceeds would then be made payable to the registered shareowner(s) and mailed to the address registered on the account or wired to a bank, as requested on the Authorization. Shareholders cannot redeem shares by telephone if certificates are held for those shares. This service is not available with respect to shares held in an Individual Retirement Account for which State Street Bank and Trust Company acts as custodian. In addition, this service is not available with respect to shares purchased by check until 15 days after purchase.


  By establishing the telephone redemption service, a shareholder authorizes a Fund, the Trust or the Transfer Agent to act upon the instructions of any person by telephone to redeem shares for any account for which such service has been authorized to the address of record of such account or such other address as is listed in the Authorization. The Funds, the Trust, VKAC Distributors and the Transfer Agent employ procedures reasonably believed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring a person attempting to redeem shares by telephone to provide, on a recorded line, the name on the account, a social security number or tax identification number and such additional information as may be included in the Authorization. An investor agrees that no such person will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent or unauthorized request. This service may be amended or terminated at any time by the Transfer Agent, the Trust or a Fund. If an investor is unable to reach a Fund by telephone, he or she may redeem shares pursuant to the procedures set forth above under the caption "Written

Redemption Request." During periods of extreme economic or market changes, it may be difficult for investors to reach the Fund by telephone and to effect telephone redemptions.

  A Fund will not honor a request for redemption, whether in writing or by telephone, until it has confirmed receipt of good funds with respect to the purchase of such shares.

  GENERAL. When shares are redeemed by a Fund, a check for the proceeds (net of any required tax withholding) ordinarily will be mailed to shareholders within one business day after a redemption request or repurchase order and share certificates (if any) are received in proper form as set forth above. Wire transfers from a Fund of redemption proceeds, in the manner described above, ordinarily will be transmitted to the shareholder within one business day. In each case, the Trust reserves the right to take up to seven days to mail or wire redemption proceeds. If any shares are redeemed or repurchased shortly after purchase, a Fund will not mail the proceeds until checks received for the purchase of shares have cleared, which may take 10 days or more. The proceeds, of course, may be more or less than the cost of the shares.

  The right of redemption or resale to a Fund may be suspended or the date of payment postponed during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), when an emergency exists as defined by rules and regulations of the Securities and Exchange Commission, or during any period when the Securities and Exchange Commission has by order permitted such suspension or postponement.

  Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $250,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $250,000.

  Neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in the Prospectus or this Statement of Additional Information.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $2,000,000 or 1% of the respective Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders of each Fund, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the respective Fund in lieu of cash. It is unlikely that shares will be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.


  EXCHANGE PRIVILEGE. Any shares of a Fund which have been registered in a shareholder's name for at least 15 days may be exchanged for shares of any other of The Explorer Institutional FundsSM shares of which are then available for sale. Under the exchange privilege, the Funds offer to exchange their respective shares for each others shares on the basis of relative net asset value per share.


  In order to qualify for the exchange privilege, it is required that the shares being exchanged have a net asset value of at least $250,000 (unless prior approval has been obtained from the Trust). Shareholders will be able to effect an exchange by telephone by calling a Fund at 1-800-996-2588 prior to 4:00 p.m.

Central Standard time and requesting the exchange. The exchange will be processed at the net asset value next determined after receipt of such request. By utilizing the telephone exchange service, a shareholder authorizes the Trust or the Transfer Agent to act upon the instructions of any person by telephone to exchange shares from any account for which such service has been authorized to any identically registered account(s) with any other Fund. The Funds, the Trust, VKAC Distributors and the Transfer Agent employ procedures reasonably believed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring a person attempting to exchange shares by telephone to provide, on a recorded line, the name on the account, a social security or tax identification number and such additional information as may be necessary or appropriate. An investor agrees that no such person will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent or unauthorized request. This service may be amended or terminated at any time by the Transfer Agent or the Trust. If a shareholder has certificates for any shares being exchanged, such certificates must be surrendered prior to the exchange in the same manner as in redemption of such shares. See "Redemption of Shares--Telephone Redemptions." Any shares exchanged between a Fund and any of the other Funds will begin earning dividends on the next business day after the exchange is effected. Before effecting an exchange, shareholders in a Fund should obtain and read a current prospectus of the Fund into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.


  An exchange between Funds pursuant to the exchange privilege is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short- or long-term capital gain or loss may be realized.

  The exchange privilege may be modified or terminated at any time, subject to the requirement that the Funds give prominent notice thereof at least 60 days prior to the effective date of the modification or termination in certain circumstances. The Funds reserve the right to limit the number of times a shareholder may exercise the exchange privilege.

  TAX SHELTERED RETIREMENT PLANS. Shares of the Funds are available for purchase in connection with certain types of tax-sheltered retirement plans, including:

  - Individual Retirement Accounts (IRA's) for individuals.

  - Simplified Employee Pension Plans (SEP's) for employees.

  - Qualified plans for self-employed individuals.

  - Qualified corporate pension and profit-sharing plans for employees.

  The purchase of shares of the Funds may be limited by the plans' provisions and does not itself establish such plans.

  IRA's are available for individuals under age 70 1/2 whether or not they are active participants in any other tax-qualified employer plan. Generally, individuals who are not active participants in a tax-qualified employer plan may deduct from gross income their IRA contributions which do not exceed 100% of compensation received during a year or $2,000 ($2,250 for a spousal account), whichever is less. If an employee or the employee's spouse is an active participant in a tax-qualified employer plan the IRA deduction is phased out above certain income levels. Individuals may, however, make non-deductible contributions to their IRA up to the lesser of 100% of annual compensation or $2,000 ($2,250 for a spousal account) without being subject to an excise tax on excessive contributions.

  All contributions to an IRA made to a Fund through a broker must be settled by April 15 in any year in order to be deemed a valid contribution for the preceding year. Contributions made directly to a Fund via the mail must be postmarked by April 15 in any year in order to be deemed a valid contribution for the preceding year. Generally, earnings on investments held in an IRA are not taxable until withdrawn. Subject to certain exceptions, substantial tax penalties apply to withdrawals before age 59 1/2. A request for distributions from an IRA for which State Street Bank and Trust Company acts as custodian must be made in writing.

  A SEP is a retirement program established by an employer (including individuals) for the benefit of its eligible employees. Generally, any employee who has attained age 21, worked for the employer during three of the past five years and earned a specified amount from the employer in the current year will be eligible to participate. Under a SEP, each participant establishes an IRA to which the sponsoring employer makes annual calendar year contributions. Generally, these contributions cannot exceed the lesser of $30,000 or 15% of the participant's compensation for the year. A participating employee may also make his or her IRA contribution to the same account. Generally, earnings on accounts held in an IRA established pursuant to a SEP are not taxable until withdrawn. Subject to certain exceptions, substantial tax penalties apply to withdrawals before age 59 1/2.


  Shares of a Fund may also be purchased by all types of employer sponsored tax-qualified retirement plans which allow for investments in mutual funds. A standardized VKAC Distributors plan is available through the Funds or VKAC Distributors for employers (including individuals) who desire to start or amend a retirement plan. The form of this standardized plan has been determined to be "qualified" under the Internal Revenue Code. An employer may use this prototype to establish a profit sharing plan, a money purchase pension plan or both for its eligible employees. The cost for the use of the prototype plan is $50, and there are no annual fees. The adopting employer determines within the prescribed limits the eligibility standards, rate of contributions and other significant provisions of the prototype plan. VKAC Distributors, as sponsor of this prototype plan, reserves the right to amend such plan from time to time to assure its continued qualification under the Internal Revenue Code or for other reasons. Employers adopting this prototype plan will be bound by such amendments.


  Investors considering establishing a retirement plan or purchasing shares of a Fund in connection with a retirement plan should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to them.

                   INSTRUCTIONS REGARDING BACKUP WITHHOLDING

  You may be, or may have been, notified that you are subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), because you have under-reported interest or dividends or you were required to but failed to file a return which would have included a reportable interest or dividend payment. IF YOU HAVE BEEN SO NOTIFIED AND YOU HAVE NOT RECEIVED A SUBSEQUENT NOTICE FROM THE INTERNAL REVENUE SERVICE ADVISING YOU THAT BACKUP WITHHOLDING HAS BEEN TERMINATED, YOU MUST STRIKE OUT THE LANGUAGE ON THIS APPLICATION FORM CERTIFYING THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

  Caution: There are other situations where you may be subject to backup withholding. Please read these instructions carefully.

BACKUP WITHHOLDING

  The Fund must generally withhold 31% of taxable interest, dividend, and certain other payments if you are subject to backup withholding. You are subject to backup withholding if:

          (1) You fail to furnish your taxpayer identification number to the Fund, OR

          (2) The Internal Revenue Service notifies the Fund that you furnished an incorrect taxpayer identification number, OR

          (3) You are notified that you are subject to backup withholding (under section 3406(a)(1)(C) of the Code), OR

          (4) You fail to certify to the Fund that you are not subject to backup withholding under (3) above, or fail to certify your taxpayer identification number.

  To prevent backup withholding on these payments be sure to notify the Fund of your correct taxpayer identification number and properly certify that you are not subject to backup withholding under section 3406(a)(1)(C) of the Code. You should use this application form for this purpose.

  If you are subject to backup withholding and you strike out the language on this application form certifying that you are not subject to backup withholding, you should nonetheless provide your correct taxpayer identification number to the Fund and certify that it is correct.

TAXPAYER IDENTIFICATION NUMBER

  The taxpayer identification number is the social security number or employer identification number of the record owner of the account. If the account belongs to you as an individual, give your social security number. If you have any questions about what number to provide, contact the Transfer Agent at the address or telephone number set forth at the top of this application form.

  Certain entities and certain payments are exempted from backup withholding. If you think you may be exempt, contact the Transfer Agent at the address or telephone number set forth at the top of this application form.

  If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Write "applied for" in place of your number. When you get a number, submit a new application form to the Fund. If you do not provide your taxpayer identification number to the Fund within 60 days, backup withholding will begin and continue until you furnish your taxpayer identification number to the Fund.

  You may be subject to penalties if you fail to furnish your taxpayer identification number, provide false information or falsify information with respect to backup withholding.

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholder of
  The Explorer Institutional Enhanced Benchmark Fund:


We have audited the accompanying statement of assets and liabilities of The Explorer Institutional Enhanced Benchmark Fund (the "Fund") as of December 31, 1994. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of December 31, 1994, in conformity with generally accepted accounting principles.


                                           KPMG PEAT MARWICK LLP

Chicago, Illinois

February 17, 1995

               THE EXPLORER INSTITUTIONAL ENHANCED BENCHMARK FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1994


Assets:
  Cash........................................................................   $50,000
  Unamortized Organizational Expenses and Initial Registration Costs (Note
     2).......................................................................    40,000
                                                                                 -------
     Total Assets.............................................................    90,000
                                                                                 -------
Liabilities:
  Payable for Organizational Expenses and Initial Registration Costs..........    40,000
                                                                                 -------
Net Assets....................................................................   $50,000
                                                                                 =======
Net Assets Consist of:
  Paid in Surplus.............................................................   $50,000
                                                                                 =======
Maximum Offering Price per Share:
  Net Asset Value and Redemption Price per Share (based upon net assets of
     $50,000 and 5,000 shares of beneficial interest issued and
     outstanding).............................................................    $10.00
                                                                                  ======


Note 1: The Fund was organized as a Massachusetts business trust on September 30, 1994, and has had no operations since that date other than relating to organization matters and the issuance of 5,000 shares of beneficial interest for $50,000 to Van Kampen American Capital Distributors, Inc., an affiliated company. There are an unlimited number of shares authorized.



Note 2: The Adviser of the Fund will incur approximately $40,000 of expenses in connection with the organization and initial registration of the Fund. These expenses will be reimbursed to the Adviser and will be charged against operations over a period of 60 months from the commencement of investment operations by the Fund.

               THE EXPLORER INSTITUTIONAL ENHANCED BENCHMARK FUND



                      STATEMENT OF ASSETS AND LIABILITIES


                                 JUNE 30, 1995


                                   UNAUDITED



Assets:
  Cash........................................................................   $50,000
  Unamortized Organizational Expenses and Initial Registration Costs (Note
     2).......................................................................    40,000
                                                                                 -------
     Total Assets.............................................................    90,000
                                                                                 -------
Liabilities:
  Payable for Organizational Expenses and Initial Registration Costs..........    40,000
                                                                                 -------
Net Assets....................................................................   $50,000
                                                                                 =======
Net Assets Consist of:
  Paid in Surplus.............................................................   $50,000
                                                                                 =======
Maximum Offering Price per Share:
  Net Asset Value and Redemption Price per Share (based upon net assets of
     $50,000 and 5,000 shares of beneficial interest issued and
     outstanding).............................................................    $10.00
                                                                                  ======



Note 1: The Fund was organized as a Massachusetts business trust on September 30, 1994, and has had no operations since that date other than relating to organization matters and the issuance of 5,000 shares of beneficial interest for $50,000 to Van Kampen American Capital Distributors, Inc., an affiliated company. There are an unlimited number of shares authorized.



Note 2: The Adviser of the Fund will incur approximately $40,000 of expenses in connection with the organization and initial registration of the Fund. These expenses will be reimbursed to the Adviser and will be charged against operations over a period of 60 months from the commencement of investment operations by the Fund.



  The Fund believes that the fact that it has not yet commenced operations would result in more extensive interim Financial Statements not being indicative of the Funds ongoing operations. The Fund believes that such Financial Statements may be misleading to potential investors and, accordingly, believes that inclusion of such Financial Statements would be inappropriate.

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholder of
  The Explorer Institutional Enhanced Limited Duration Fund:


We have audited the accompanying statement of assets and liabilities of The Explorer Institutional Enhanced Limited Duration Fund (the "Fund") as of December 31, 1994. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of December 31, 1994, in conformity with generally accepted accounting principles.


                                           KPMG PEAT MARWICK LLP

Chicago, Illinois

February 17, 1995

           THE EXPLORER INSTITUTIONAL ENHANCED LIMITED DURATION FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1994


Assets:
  Cash........................................................................   $50,000
  Unamortized Organizational Expenses and Initial Registration Costs (Note
     2).......................................................................    40,000
                                                                                 -------
     Total Assets.............................................................    90,000
                                                                                 -------
Liabilities:
  Payable for Organizational Expenses and Initial Registration Costs..........    40,000
                                                                                 -------
Net Assets....................................................................   $50,000
                                                                                 =======
Net Assets Consist of:
  Paid in Surplus.............................................................   $50,000
                                                                                 =======
Maximum Offering Price per Share:
  Net Asset Value and Redemption Price per Share (based upon net assets of
     $50,000 and 5,000 shares of beneficial interest issued and
     outstanding).............................................................    $10.00
                                                                                  ======



Note 1: The Fund was organized as a Massachusetts business trust on September 30, 1994, and has had no operations since that date other than relating to organization matters and the issuance of 5,000 shares of beneficial interest for $50,000 to Van Kampen American Capital Distributors, Inc., an affiliated company. There are an unlimited number of shares authorized.



Note 2: The Adviser of the Fund will incur approximately $40,000 of expenses in connection with the organization and initial registration of the Fund. These expenses will be reimbursed to the Adviser and will be charged against operations over a period of 60 months from the commencement of investment operations by the Fund.

           THE EXPLORER INSTITUTIONAL ENHANCED LIMITED DURATION FUND



                      STATEMENT OF ASSETS AND LIABILITIES


                                 JUNE 30, 1995


                                   UNAUDITED



Assets:
  Cash........................................................................   $50,000
  Unamortized Organizational Expenses and Initial Registration Costs (Note
     2).......................................................................    40,000
                                                                                 -------
     Total Assets.............................................................    90,000
                                                                                 -------
Liabilities:
  Payable for Organizational Expenses and Initial Registration Costs..........    40,000
                                                                                 -------
Net Assets....................................................................   $50,000
                                                                                 =======
Net Assets Consist of:
  Paid in Surplus.............................................................   $50,000
                                                                                 =======
Maximum Offering Price per Share:
  Net Asset Value and Redemption Price per Share (based upon net assets of
     $50,000 and 5,000 shares of beneficial interest issued and
     outstanding).............................................................    $10.00
                                                                                  ======





Note 1: The Fund was organized as a Massachusetts business trust on September 30, 1994, and has had no operations since that date other than relating to organization matters and the issuance of 5,000 shares of beneficial interest for $50,000 to Van Kampen American Capital Distributors, Inc., an affiliated company. There are an unlimited number of shares authorized.



Note 2: The Adviser of the Fund will incur approximately $40,000 of expenses in connection with the organization and initial registration of the Fund. These expenses will be reimbursed to the Adviser and will be charged against operations over a period of 60 months from the commencement of investment operations by the Fund.



  The Fund believes that the fact that it has not yet commenced operations would result in more extensive interim Financial Statements not being indicative of the Funds ongoing operations. The Fund believes that such Financial Statements may be misleading to potential investors and, accordingly, believes that inclusion of such Financial Statements would be inappropriate.

                                                                                                            APPLICATION
     -------------------------------------------------------------------------------------------------------------------
1    ACCOUNT REGISTRATION                                                                          All shaded areas must
                                                                                                            be completed



     INITIAL INVESTMENT($500,000 Minimum)                                                Mail Application to:
     Enclosed is (are) check(s) payable to                                               EXPLORER INSTITUTIONAL FUNDS (SM)
     The Explorer Institutional Enhanced Benchmark                                       c/o Mutual Funds Order Desk
     Fund                                                       Amount: $________        One Parkview Plaza
     The Explorer Institutional Enhanced Limited Duration Fund  Amount: $________        Oakbrook, Terrace, IL 60181
     -------------------------------------------------------------------------------------------------------------------


    A. CORPORATION, ORGANIZATION, PARTNERSHIP, FIDUCIARY, TRUST, ETC.
                                                                                                -
    --------------------------------------------------------------------------------    -------------------------------
    NAME                                                                                TAX IDENTIFICATION NUMBER

                                                                                                -     -
    ---------------------------------------------------------------------------------   --------------------------
    NAME(S) OF TRUSTEES/BENEFICIARY(IES) TO BE INCLUDED IN REGISTRATION                 DATE OF TRUST AGREEMENT

    B. INDIVIDUAL OR JOINT TENANTS                                                      SOCIAL SECURITY NUMBER

                                                                                                -     -
    --------------------------------------------------------------------------------    --------------------------
    FIRST                              MIDDLE                         LAST              Registration will be "Joint
                                                                                        Tenants with Right of Survivorship"
    --------------------------------------------------------------------------------    unless otherwise specified here:
    FIRST                              MIDDLE                         LAST              --------------------------


    C. ADDRESS
                                                                                                -     -
    --------------------------------------------------------------------------------    --------------------------
    STREET OR P.O. BOX                                                                  TELEPHONE (DURING THE DAY)

    --------------------------------------------------------------------------------    --------------------------
    CITY                        STATE                        ZIP CODE                   CITIZEN OF

    ---------------------------------------------------------------------------------------------------------------------------

2   DISTRIBUTIONS All distributions are reinvested in shares of the Fund unless you elect otherwise.
    / / All Distributions will be paid in cash.
    / / Dividends will be paid in cash and capital gains distributions reinvested.
    / / Payment Order. Dividends and redemptions should be wired to the following bank(s) rather than the registered owner:
        Make checks payable to:

    ------------------------------------------------------------
    NAME(s)
    ------------------------------------------------------------
    ------------------------------------------------------------
    ADDRESS
    ------------------------------------------------------------
    CITY             STATE             ZIP CODE


    ---------------------------------------------------------------------------------------------------------------------------

3   AUTOMATED ACCOUNT SERVICES

    A. EXPEDITED TELEPHONE REDEMPTIONS

    / / I authorize the Fund, upon receipt of instructions received by telephone from any person, to redeem shares from my account; to make check payable as account is registered and mail to address of record or wire the proceeds of redemptions to my commercial bank account as follows. I understand, as set forth in the prospectus, that shareholders bear the risk of loss with respect to fraudulent telephone redemptions (subject to the terms and conditions set forth in the prospectus).

    Checks: minimum $     Wires: minimum $      (include voided check or deposit slip for wire privileges).

    B. AUTOMATED DIVIDEND PROGRAMS

    I authorize the Fund to:

    / / Deposit distributions from my Fund Account into the bank account indicated on the attached voided check or deposit slip (subject to the terms and conditions outlined in the Prospectus). NOTE: IF NAME OF BANK ACCOUNT IS OTHER THAN
        THE REGISTERED OWNER OF THE FUND ACCOUNT, THE SIGNATURE GUARANTEE IN #6 MUST BE COMPLETED.
    ---------------------------------------------------------------------------------------------------------------------------
                                                                        PLEASE COMPLETE BOTH SIDES OF THE APPLICATION.

--------------------------------------------------------------------------------

4   SIGNATURE AND BACKUP WITHHOLDING CERTIFICATE

    I certify that I am of legal age and have received and read the Fund's current prospectus. Under penalty of perjury, I certify that (1) the number shown on this application form is the correct taxpayer identification number and (2) I am not subject to backup withholding because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

    ---------------------------------------
    SIGNATURE                                  DATE
    ---------------------------------------                          Signature Guarantee (if required)
                                                                --------------------------------------------
    JOINT OWNER                                DATE
                                                                --------------------------------------------

    You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

--------------------------------------------------------------------------------

5   DEALER INFORMATION Completed By Account Executive


    -------------------------------------------------
    NAME OF VAN KAMPEN AMERICAN CAPITAL ACCOUNT            ------------
      EXECUTIVE                                            VKAC DEALER NUMBER IF KNOWN
    -------------------------------------------------
    BRANCH OFFICE                                          -       -
                                                           ------------------------------
                                                           TELEPHONE
                                                           -------------------------------------------------
                                                           ACCOUNT EXECUTIVE LAST NAME AND REPRESENTATIVE
                                                           NUMBER
                                                           -------------------------------------------------


--------------------------------------------------------------------------------

                           PART C: OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

    (A) FINANCIAL STATEMENTS:

        Included in the Prospectus:
              None.
        Included in Statement of Additional Information:
              Independent Auditors' Reports
              Statements of Assets and Liabilities
              Notes to Financial Statements

    (B) EXHIBITS:


          (1)(a)   Agreement and Declaration of Trust of the Registrant.(1)
          (1)(b)   Form of Amendment to the Agreement and Declaration of Trust of the
                   Registrant.+
          (1)(c)   Form of Certificate of Designation -- Enhanced Benchmark Fund.(1)
          (1)(d)   Form of Certificate of Designation -- Enhanced Limited Duration Fund.(1)
          (2)      By-Laws of the Registrant.(1)
          (4)      Form of Specimen of Share Certificate.
          (4)(a)   Enhanced Benchmark Fund.(1)
          (4)(b)   Enhanced Limited Duration Fund.(1)
          (5)      Form of Investment Advisory Agreement.
          (5)(a)   Enhanced Benchmark Fund.(1)
          (5)(b)   Enhanced Limited Duration Fund.(1)
          (6)      Form of Distribution Agreement.
          (6)(a)   Enhanced Benchmark Fund.(1)
          (6)(b)   Enhanced Limited Duration Fund.(1)
          (8)(a)   Form of Custodian Agreement.(1)
          (8)(b)   Form of Transfer Agency Agreement.(1)
          (9)(a)   Form of Amended Support Service Agreement.(1)
          (9)(b)   Form of Fund Pricing Agreement.(1)
          (9)(c)   Form of Amended Accounting Service Agreement.(1)
          (9)(d)   Form of Amended Legal Services Agreement.(1)
          (10)     Opinion and Consent of Counsel.
          (10)(a)  Enhanced Benchmark Fund.(1)
          (10)(b)  Enhanced Limited Duration Fund.(1)
          (11)     Consent of KPMG Peat Marwick LLP.+
          (13)     Form of Letter Agreement.(1)
          (14)(a)  Copy of Proposed Model Simplified Employee Pension Plan.(1)
          (14)(b)  Copy of Proposed Model Individual Retirement Account Plan.(1)
          (14)(c)     (i) Copy of Proposed Profit-Sharing Adoption Agreement for Prototype
                          Paired Defined Contribution Plan.(1)
                     (ii) Copy of Proposed Money Purchase Pension Adoption Agreement for
                          Prototype Paired Defined Contribution Plan.(1)
          (16)     Schedule for Computation of Performance Quotations.(1)
          (17)     Investment Companies for which Van Kampen American Capital Distributors, Inc.
                   acts as principal underwriter or depositor.+
          (18)     List of Officers and Directors of Van Kampen American Capital Distributors,
                   Inc.+
                   Powers of Attorney+


-------------------------


(1) Incorporated by reference to the Trust's Registration Statement on Form N-1A, File No. 33-84942, filed on October 11, 1994.


 +  Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:


     As of October 30, 1995, Van Kampen American Capital Distributors, Inc. was the beneficial owner of 100% of the outstanding voting securities of the Registrant and thus was considered to control the Registrant.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES:


     As of October 30, 1995:


                                                                     (2)
                                         (1)                       NUMBER
                                                                     OF
                                                                   RECORD
                                   TITLE OF CLASS                  HOLDERS
                                                                   -------
                    Shares of Beneficial Interest no par value
                      Enhanced Benchmark Fund....................        1
                      Enhanced Limited Duration Fund.............        1

ITEM 27. INDEMNIFICATION:


     Reference is made to Article 8 Section 8.4 of the Registrant's Agreement and Declaration of Trust.



     Article 8 Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the involved in the conduct of his or her office.



     The Registrant has purchased insurance on behalf of its officers or trustees protecting such person from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.



     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met; (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that a recipient of the advance ultimately will be found entitled to indemnification.



     Insofar as indemnification for liabilities arising under Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

     See "How the Funds Are Managed" in the Prospectus and "Officers and Trustees" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of Van Kampen American Capital Management, Inc., reference is made to the Adviser's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS


     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc. which acts as a principal underwriter for the investment companies and the unit investment trusts set forth in Exhibit (17) hereto.


     (b) Van Kampen American Capital Distributors, Inc., the only principal underwriter for Registrant, is an affiliated person of an affiliated person of the Fund. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the officers thereof are set forth in Exhibit (18). Except as disclosed under the heading, "Officers and Trustees" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS:


     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, or at ACCESS Investors Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153 or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by Van Kampen American Capital Distributors, Inc., the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or Mellon Bank Center, Suite 1300, 1735 Market Street, Philadelphia, PA 19103.


ITEM 31. MANAGEMENT SERVICES:

     Not applicable.

ITEM 32. UNDERTAKINGS:

     (a) Not applicable.


     (b) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from either the commencement of operations or the effective date of this registration statement under the Securities Act of 1933.


     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.


     (d) Registrant has undertaken that if it does not hold annual meetings it will abide by Section 16(c) of the 1940 Act which provides certain rights to shareholders.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, THE EXPLORER INSTITUTIONAL TRUST, has duly caused this Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Oakbrook Terrace, and the State of Illinois, on November 13, 1995.

                                    THE EXPLORER INSTITUTIONAL TRUST

                                 By: /s/ Ronald A. Nyberg
                                     ---------------------------------
                                     Ronald A. Nyberg
                                     Vice President and Secretary


        Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on November 13, 1995 by the following persons in the capacities indicated:


             Signature                                    Title
             ---------                                    -----

         /s/ Don G. Powell*                 Chairman of the Board and Trustee
   -------------------------------
             Don G. Powell

       Chief Executive Officer

      /s/ Dennis J. McDonnell*              President, Chief Executive Officer
   -------------------------------          and Trustee
          Dennis J. McDonnell

Chief Financial and Accounting Officer

         /s/ Edward C. Wood*                Vice President, Treasurer and
   -------------------------------          Chief Financial Officer
             Edward C. Wood

Trustees

         /s/ David C. Arch*                          Trustee
   -------------------------------
             David C. Arch


         /s/ Rod Dammeyer*                           Trustee
   -------------------------------
             Rod Dammeyer


         /s/ Howard J Kerr*                          Trustee
   -------------------------------
             Howard J Kerr


       /s/ Theodore A. Myers*                        Trustee
   -------------------------------
           Theodore A. Myers


       /s/ Hugo Sonnenschein*                        Trustee
   -------------------------------
           Hugo Sonnenschein


        /s/ Wayne W. Whalen*                         Trustee
   -------------------------------
            Wayne W. Whalen


* Signed by Ronald A. Nyberg pursuant to power of attorney.


       /s/ Ronald A. Nyberg
   -------------------------------
           Ronald A. Nyberg
           Attorney-in-fact

                        THE EXPLORER INSTITUTIONAL TRUST



            SCHEDULE OF EXHIBITS TO PRE-EFFECTIVE AMENDMENT NO. 2 TO

        FORM N-1A SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION ON

                               NOVEMBER 13, 1995



    EXHIBIT                                                                              PAGE
    NUMBER                                    EXHIBIT                                    NUMBER
    ------     ----------------------------------------------------------------------    ---
     (1)(a)    Agreement and Declaration of Trust of the Registrant.(1)
     (1)(b)    Form of Amendment to the Agreement and Declaration of Trust+
     (1)(c)    Form of Certificate of Designation -- Enhanced Benchmark Fund.(1)
     (1)(d)    Form of Certificate of Designation -- Enhanced Limited Duration
               Fund.(1)
     (2)       By-Laws of the Registrant.(1)
     (4)       Form of Specimen of Share Certificate.
     (4)(a)    Enhanced Benchmark Fund.(1)
     (4)(b)    Enhanced Limited Duration Fund.(1)
     (5)       Form of Investment Advisory Agreement.
     (5)(a)    Enhanced Benchmark Fund.(1)
     (5)(b)    Enhanced Limited Duration Fund.(1)
     (6)       Form of Distribution Agreement.
     (6)(a)    Enhanced Benchmark Fund.(1)
     (6)(b)    Enhanced Limited Duration Fund.(1)
     (8)(a)    Form of Custodian Agreement.(1)
     (8)(b)    Form of Transfer Agency Agreement.(1)
     (9)(a)    Form of Amended Support Service Agreement.(1)
     (9)(b)    Form of Fund Pricing Agreement.(1)
     (9)(c)    Form of Amended Accounting Service Agreement.(1)
     (9)(d)    Form of Amended Legal Services Agreement.(1)
    (10)       Opinion and Consent of Counsel.
    (10)(a)    Enhanced Benchmark Fund.(1)
    (10)(b)    Enhanced Limited Duration Fund.(1)
    (11)       Consent of KPMG Peat Marwick LLP.+
    (13)       Form of Letter Agreement.(1)
    (14)(a)    Copy of Proposed Model Simplified Employee Pension Plan.(1)
    (14)(b)    Copy of Proposed Model Individual Retirement Account Plan.(1)
    (14)(c)    (i)  Copy of Proposed Profit-Sharing Adoption Agreement for Prototype
                    Paired Defined Contribution Plan.(1)
               (ii) Copy of Proposed Money Purchase Pension Adoption Agreement for
                    Prototype Paired Defined Contribution Plan.(1)
    (16)       Schedule for Computation of Performance Quotations.(1)
    (17)       Investment Companies for which Van Kampen American Capital
               Distributors, Inc. acts as principal underwriter or depositor.+
    (18)       List of Officers and Directors of Van Kampen American Capital
               Distributors, Inc.+
               Powers of Attorney+


-------------------------

(1) Incorporated by reference to the Fund's Registration Statement on Form N-1A, File No. 33-84942, filed on October 11, 1994.


 +  Filed herewith.